UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21835

Name of Fund: BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term
Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Annual Report

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities	12.77%	4.76%
(S&P 500® Index)
US small cap equities	11.02	(4.25)
(Russell 2000® Index)
International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.93	(12.61)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended April 30, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. Overall, the municipal yield curve flattened during the period from April 30, 2011 to April 30, 2012. As measured by Thomson Municipal Market Data, yields declined by 133 basis points (“bps”) to 3.25% on AAA-rated 30-year municipal bonds and by 98 bps to 1.87% on 10-year bonds, while yields on 5-year issues fell 68 bps to 0.82%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 108 bps, and in the 2- to 10-year range, the spread tightened by 73 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. It has been well over a year since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through the end of April, less than $470 million in par value of municipal bonds have defaulted for the first time. This represents only 0.0125% in total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2012

Trust Summary as of April 30, 2012	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 29.15% based on market price and 29.46% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its overall long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve. These factors had the largest positive impact on returns as the municipal yield curve rallied lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most) during the period. Also contributing positively to performance was the Trust’s heavy weighting in the health sector, which provided above-market average yields and price appreciation as spreads narrowed.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2012 ($15.75)[1]	6.40%
Tax Equivalent Yield[2]	9.85%
Current Monthly Distribution per Common Share[3]	$0.084
Current Annualized Distribution per Common Share[3]	$1.008
Economic Leverage as of April 30, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$15.75	$13.08	20.41%	$16.72	$12.80
Net Asset Value	$15.39	$12.75	20.71%	$15.39	$12.75

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	27%	27%
County/City/Special District/School District	18	15
State	15	14
Education	10	12
Transportation	10	11
Utilities	9	7
Corporate	5	6
Tobacco	4	4
Housing	2	4

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	1%	3%
AA/Aa	36	36
A	34	29
BBB/Baa	20	19
BB/Ba	2	2
B	—	1
CCC/Caa	—	1
Not Rated[6]	7	9

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $18,973,610, representing 5%, and $8,694,533, representing 2%, respectively, of the Trust’s long-term investments.
ANNUAL REPORT	APRIL 30, 2012	5

Trust Summary as of April 30, 2012	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust's municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 28.70% based on market price and 24.09% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, security selection within the tobacco, education and tax-backed sectors added to returns. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2012 ($12.27)[1]	6.45%
Tax Equivalent Yield[2]	9.92%
Current Monthly Distribution per Common Share[3]	$0.066
Current Annualized Distribution per Common Share[3]	$0.792
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$12.27	$10.20	20.29%	$12.87	$ 9.86
Net Asset Value	$12.19	$10.51	15.98%	$12.19	$10.51

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	18%	18%
Education	15	15
Transportation	14	13
County/City/Special District/School District	13	14
Utilities	13	12
State	12	9
Housing	6	9
Corporate	5	5
Tobacco	4	5

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	21%	22%
AA/Aa	46	40
A	17	9
BBB/Baa	9	12
BB/Ba	1	1
B	1	2
Not Rated[6]	5	14

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $1,193,514 and $3,226,983, each representing 1%, respectively, of the Trust’s long-term investments.
6	ANNUAL REPORT	APRIL 30, 2012

Trust Summary as of April 30, 2012	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 11.83% based on market price and 17.27% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from interest rates moving lower across the municipal yield curve during the period, as bond prices rise as their yields fall. The Trust’s exposure to zero-coupon bonds had a positive impact on performance as these issues outpaced other coupon structures in the broad market rally. Also boosting returns was exposure to lower-quality issues, which experienced meaningful spread tightening and thus outperformed higher-quality municipal bonds during the period. The Trust is managed to a 2020 termination date and therefore generally maintains a shorter maturity profile than its Lipper category competitors. This shorter maturity profile was a disadvantage as the municipal yield curve moved lower and flattened during the period. The Trust had limited exposure to the long end of the curve, where interest rates fell the most, and therefore did not experience price appreciation of the same magnitude as did its Lipper category competitors with longer maturity profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2012 ($16.06)[1]	4.65%
Tax Equivalent Yield[2]	7.15%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Economic Leverage as of April 30, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$16.06	$15.06	6.64%	$16.35	$14.85
Net Asset Value	$16.36	$14.63	11.83%	$16.38	$14.63

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
State	17%	10%
Utilities	15	10
Transportation	14	13
Corporate	13	19
County/City/Special District/School District	13	10
Health	10	15
Tobacco	8	9
Education	6	9
Housing	4	5

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	14%	12%
AA/Aa	25	16
A	29	28
BBB/Baa	22	27
BB/Ba	1	4
B	1	4
CCC/Caa	—	1
Not Rated[6]	8	8

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $14,828,808, representing 3%, and $11,262,007, representing 2%, respectively, of the Trust’s long-term investments.
ANNUAL REPORT	APRIL 30, 2012	7

Trust Summary as of April 30, 2012	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 28.87% based on market price and 28.24% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health, transportation and utilities proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2012 ($14.83)[1]	6.48%
Tax Equivalent Yield[2]	9.97%
Current Monthly Distribution per Common Share[3]	$0.0801
Current Annualized Distribution per Common Share[3]	$0.9612
Economic Leverage as of April 30, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$14.83	$12.35	20.08%	$15.37	$12.30
Net Asset Value	$14.53	$12.16	19.49%	$14.54	$12.16

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Transportation	20%	16%
Health	19	20
Utilities	14	11
State	14	13
Corporate	9	12
County/City/Special District/School District	9	10
Education	8	9
Tobacco	5	4
Housing	2	5

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	11%	11%
AA/Aa	35	33
A	26	24
BBB/Baa	16	15
BB/Ba	1	4
B	3	6
CCC/Caa	—	1
Not Rated[6]	8	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $30,018,520, representing 4%, and $28,787,350, representing 3%, respectively, of the Trust’s long-term investments.
8	ANNUAL REPORT	APRIL 30, 2012

Trust Summary as of April 30, 2012	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 25.34% based on market price and 22.57% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 22.53% based on market price and 18.98% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the municipal yield curve moved lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most), the Trust benefited from its slightly long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve. The Trust generated a high level of income accrual during the period by improving the coupon structure of its portfolio and maintaining a low level of cash reserves. In addition, the Trust sought investments with valuations that remain attractive relative to their level of credit risk. Given the broad rally in the municipal market during the period, most sectors performed well. However, the Trust was exposed to short-term securities, which rallied less as the yield curve flattened, and pre-refunded securities, which had little room to rally from their near-zero rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2012 ($15.27)[1]	5.97%
Tax Equivalent Yield[2]	9.18%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of April 30, 2012[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The Monthly Distribution per Common Share, declared on June 1, 2012, was decreased to $0.07100 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$15.27	$12.99	17.55%	$15.68	$12.79
Net Asset Value	$15.07	$13.11	14.95%	$15.19	$13.11

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	33%	32%
Education	15	12
State	12	15
Housing	12	15
Transportation	11	12
County/City/Special District/School District	10	8
Utilities	4	3
Corporate	3	3

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	—	9%
AA/Aa	67%	48
A	19	25
BBB/Baa	9	6
BB/Ba	1	8
Not Rated[6]	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $1,616,703, representing 4%, and $486,340, representing 1%, respectively, of the Trust’s long-term investments.
ANNUAL REPORT	APRIL 30, 2012	9

Trust Summary as of April 30, 2012	BlackRock Strategic Municipal Trust

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the 12 months ended April 30, 2012, the Trust returned 29.32% based on market price and 25.65% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Trust's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Trust’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Trust’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2012 ($14.38)[1]	6.18%
Tax Equivalent Yield[2]	9.51%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$14.38	$11.88	21.04%	$14.67	$11.85
Net Asset Value	$14.43	$12.27	17.60%	$14.43	$12.27

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	4/30/12	4/30/11
Health	23%	24%
Transportation	20	18
State	15	10
Education	11	12
Utilities	11	8
Corporate	9	9
County/City/Special District/School District	8	12
Tobacco	3	1
Housing	—	6

Credit Quality Allocations5

	4/30/12	4/30/11
AAA/Aaa	13%	16%
AA/Aa	37	35
A	22	17
BBB/Baa	16	17
BB/Ba	2	5
B	3	3
CCC/Caa	—	1
Not Rated[6]	7	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $4,567,039, representing 3%, and $3,150,431, representing 2%, respectively, of the Trust’s long-term investments.
10	ANNUAL REPORT	APRIL 30, 2012

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts, except for BTA, issue Auction Market Preferred Shares (“AMPS”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets and 45% for Trusts with VMTP Shares. As of April 30, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BKN	35%
BTA	37%
BKK	35%
BFK	39%
BPS	41%
BSD	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	11

Schedule of Investments April 30, 2012	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.4%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$2,008,355
6.00%, 6/01/39	500	569,620
Birmingham Water Works Board, RB, 4.75%, 1/01/36	3,150	3,326,211
Hoover City Board of Education, GO, Refunding,
4.25%, 2/15/40	3,050	3,166,693
		9,070,879
Arizona — 7.9%
Apache County IDA, RB, Tucson Electric Power Co.,
Series A, 4.50%, 3/01/30	900	904,644
Arizona Sports & Tourism Authority, RB, Multipurpose
Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/31	2,750	2,767,820
Arizona State University, RB, Series D, 5.50%, 7/01/26	475	567,863
County of Pinal Arizona Election District No. 3,
Refunding RB, 4.75%, 7/01/31	3,750	3,931,613
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	1,375	1,457,239
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,055,027
5.00%, 12/01/37	4,585	4,651,253
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	305	300,382
7.00%, 5/01/20	490	492,308
7.25%, 5/01/27	980	910,400
State of Arizona, COP, Department of Administration,
Series A (AGM), 5.00%, 10/01/29	1,100	1,195,733
University Medical Center Corp. Arizona, RB:
6.00%, 7/01/39	1,600	1,774,768
6.50%, 7/01/39	750	850,815
		20,859,865
Arkansas — 0.3%
City of Conway Arkansas, RB, Wastewater Revenue
Improvement, Series A, 4.20%, 10/01/37 (a)	750	738,450
California — 23.8%
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 10.51%, 6/01/55 (b)	7,090	85,860
California Educational Facilities Authority, RB,
5.00%, 2/01/40	3,000	3,258,510
California Health Facilities Financing Authority, Refunding
RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,733,780
Carlsbad Unified School District, GO, Election of 2006,
Series B, 5.28% 5/01/34 (c)	1,500	1,119,060
City of San Jose California, ARB, Series A-1, AMT,
5.75%, 3/01/34	3,000	3,326,100

Municipal Bonds	Par (000)	Value
California (concluded)
County of Sacramento California, RB, Senior Series A
(AGM), 5.00%, 7/01/41	$2,100	$2,221,926
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	284,613
5.75%, 8/01/33	535	612,222
Foothill Eastern Transportation Corridor Agency California,
Refunding RB:
5.75%, 1/15/40	3,495	3,495,035
CAB, 5.88%, 1/15/28	7,000	7,124,250
Hartnell Community College District California, GO, CAB,
Election of 2002, Series D, 5.37%, 8/01/34 (c)	2,475	1,643,152
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
5.57%, 8/01/38 (b)	12,000	2,836,680
Palomar Community College District, GO, CAB, Election
of 2006, Series B:
5.01%, 8/01/30 (b)	2,270	919,963
6.14%, 8/01/33 (b)	4,250	1,176,400
5.29%, 8/01/39 (c)	3,000	1,633,320
San Diego Community College District California, GO, CAB,
Election of 2002, 5.07%, 8/01/19 (c)	4,200	3,190,950
San Jose Evergreen Community College District, GO,
Election of 2010, Series B, 3.50%, 8/01/32	1,800	1,753,956
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,477,420
6.00%, 3/01/33	2,270	2,700,415
6.50%, 4/01/33	2,900	3,533,940
5.50%, 3/01/40	3,650	4,051,244
(CIFG), 5.00%, 3/01/15 (d)	515	582,362
(CIFG), 5.00%, 3/01/33	4,485	4,724,454
(NPFGC), 5.00%, 6/01/37	5,000	5,265,500
State of California, GO, Refunding, Various Purpose (CIFG),
4.50%, 8/01/28	1,000	1,050,990
		62,802,102
Colorado — 0.3%
Park Creek Metropolitan District, Refunding RB, Senior
Limited Property Tax (AGM), 6.00%, 12/01/38	750	848,753
Connecticut — 1.9%
Connecticut State Health & Educational Facilities
Authority, RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	2,140	2,294,315
Lawrence & Memorial Hospital, Series F,
5.00%, 7/01/36	1,900	2,016,071
Sacred Heart University, Series G, 5.38%, 7/01/31	600	651,258
		4,961,644

Portfolio Abbreviations

To simplify the listings of portfolio holdings	ACA	American Capital Access Corp.	HDA	Housing Development Authority
in the Schedules of Investments, the names and	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
descriptions of many of the securities have been	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
abbreviated according to the following list:	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARB	Airport Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	ARS	Auction Rate Securities	ISD	Independent School District
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	CIFG	CDC IXIS Financial Guaranty	PILOT	Payment in Lieu of Taxes
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	RB	Revenue Bonds
	EDC	Economic Development Corp.	SAN	State Aid Notes
	ERB	Economic Revenue Bonds	S/F	Single Family
	GARB	General Airport Revenue Bonds	Syncora	Syncora Guarantee
	GO	General Obligation Bonds

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	$1,800	$1,949,076
District of Columbia — 1.5%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	3,500	3,822,420
Florida — 12.1%
County of Lee Florida, Refunding RB, Lee Airport, Series A,
AMT (AGM), 5.00%, 10/01/28	3,000	3,185,250
County of Miami-Dade Florida, RB, CAB, Sub-Series A
(NPFGC) (b):
5.76%, 10/01/32	5,000	1,567,850
5.78%, 10/01/32	4,225	1,318,792
5.80%, 10/01/33	15,375	4,518,097
5.83%, 10/01/33	4,000	1,167,400
5.89%, 10/01/34	4,580	1,245,577
5.89%, 10/01/35	5,000	1,283,400
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	5,000	5,170,850
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,700	3,664,665
Orange County Health Facilities Authority, Refunding RB,
Mayflower Retirement Center, 5.00%, 6/01/32 (a)	200	200,136
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	3,525	3,059,735
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	5,575	5,614,081
		31,995,833
Georgia — 0.7%
Milledgeville & Baldwin County Development Authority,
RB, Georgia College & State University Foundation,
6.00%, 9/01/33	1,500	1,711,605
Idaho — 1.1%
Idaho Health Facilities Authority, Refunding RB, Trinity
Health Group, Series B, 6.25%, 12/01/33	2,500	2,946,250
Illinois — 11.5%
Chicago Public Building Commission Building Illinois, RB,
Series A (NPFGC), 7.00%, 1/01/20	5,000	6,654,800
City of Chicago Illinois Transit Authority, RB,
5.25%, 12/01/40	1,000	1,108,770
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (e)(f)	700	69,979
Navistar International, Recovery Zone,
6.50%, 10/15/40	1,925	2,082,811
Northwestern Memorial Hospital, Series A,
5.50%, 8/15/43	5,800	6,471,234
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,626,375
Rush University Medical Center, Series C,
6.63%, 11/01/39	1,200	1,471,128
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	345	311,356
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,510	1,693,827
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,955,980
6.00%, 6/01/28	1,700	1,929,092
		30,375,352
Indiana — 1.8%
Indiana Finance Authority, RB, Wastewater Utility,
5.25%, 10/01/38	3,000	3,344,160
Indiana Finance Authority, Refunding RB, Improvement,
U.S. Steel Corp., 6.00%, 12/01/26	1,350	1,414,138
		4,758,298

Municipal Bonds	Par (000)	Value
Iowa — 1.6%
Iowa Higher Education Loan Authority, RB, Private College
Facility, Buena Vista University Project, 5.00%, 4/01/31	$1,480	$1,601,611
Iowa Higher Education Loan Authority, Refunding RB,
Private College Facility:
5.75%, 9/01/30	965	1,033,467
6.00%, 9/01/39	1,500	1,603,545
		4,238,623
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,274,681
Kentucky — 3.0%
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare, Inc., Series B
(NPFGC), 4.63%, 10/01/23 (b)	8,500	5,039,820
Louisville & Jefferson County Metropolitan Government,
RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	2,250	2,859,975
		7,899,795
Louisiana — 2.7%
Jefferson Parish Hospital Service District No. 1, Refunding
RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	1,800	2,031,894
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	1,565	1,756,509
Louisiana Public Facilities Authority, RB, Belle Chasse
Educational Foundation Project, 6.50%, 5/01/31	600	664,602
Louisiana Public Facilities Authority, Refunding RB,
Entergy Gulf States Louisiana, LLC Projects, Series A,
5.00%, 9/01/28	2,500	2,601,800
		7,054,805
Maryland — 1.7%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	180	188,410
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Doctor’s Community Hospital,
5.63%, 7/01/30	4,100	4,317,587
		4,505,997
Michigan — 5.1%
Board of Control of Michigan Technological University,
Refunding RB, General, Series A, 4.00%, 10/01/30	1,930	1,945,035
Michigan State Building Authority, Refunding RB, Facilities
Program, Series I, 6.25%, 10/15/38	1,875	2,159,606
Michigan State Hospital Finance Authority,
Refunding RB, Trinity Health Credit Group, Series A,
4.00%, 12/01/32 (a)	6,000	5,949,900
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	2,750	3,497,120
		13,551,661
Minnesota — 2.8%
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series B (AGC), 6.50%, 11/15/38	2,250	2,647,327
City of Rochester Minnesota, RB, Health Care Facilities
(Mayo Clinic), 4.00%, 11/15/41	3,500	3,469,970
Tobacco Securitization Authority Minnesota, Refunding RB,
Tobacco Settlement, 5.25%, 3/01/31	1,200	1,319,904
		7,437,201
Mississippi — 3.5%
Mississippi Development Bank, RB, Hinds Community
College District, Capital Improvement Project (AGM),
5.00%, 4/01/36	1,910	2,062,456
Mississippi Development Bank Special Obligation, RB,
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,964,016

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	13

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi (concluded)
University of Southern Mississippi, RB, Campus Facilities
Improvements Project, 5.38%, 9/01/36	$3,150	$3,505,383
Warren County Mississippi, RB, Gulf Opportunity Zone
Bonds (International Paper Company Project), Series A,
AMT, 5.38%, 12/01/35	600	633,078
		9,164,933
Missouri — 0.7%
Missouri State Development Finance Board, RB, St. Joseph
Sewage System Improvements, 5.25%, 5/01/31	620	650,963
Missouri State Health & Educational Facilities Authority,
RB, A.T. Still University Health Sciences:
5.25%, 10/01/31	500	538,865
5.25%, 10/01/41	650	692,204
		1,882,032
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,250	1,327,450
Nebraska — 2.8%
Central Plains Energy Project Nebraska, RB, Gas Project
(Project No. 3):
5.25%, 9/01/37	765	795,294
5.00%, 9/01/42	900	902,826
City of Omaha, RB, 4.25%, 11/15/38	2,840	2,957,604
Nebraska Investment Finance Authority, Refunding RB,
Series A, 6.05%, 9/01/41	1,315	1,397,503
Omaha Nebraska Sanitation Sewer Revenue, RB, System,
4.25%, 11/15/41	1,170	1,214,636
		7,267,863
Nevada — 0.4%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	1,065	1,107,589
New Jersey — 6.5%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (e)(f)	1,510	134,375
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (d)	5,250	5,844,195
New Jersey EDA, Refunding RB, Cigarette Tax,
5.00%, 6/15/25	695	759,753
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	950	1,170,732
7.50%, 12/01/32	1,225	1,485,545
New Jersey Health Care Facilities Financing Authority,
Refunding RB, Barnabas Health, Series A:
4.63%, 7/01/23	770	792,584
5.63%, 7/01/37	2,560	2,705,254
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.50%, 10/01/38	705	756,409
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, 5.25%, 6/15/36	2,860	3,195,821
Union County Utilities Authority, Refunding RB, County
Deficiency Agreement, Series A:
4.00%, 6/15/32	250	260,918
5.00%, 6/15/41	95	106,046
		17,211,632
New York — 6.1%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	725	166,743
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	250	258,803
(AGM), 5.00%, 2/15/47	1,250	1,306,713
(NPFGC), 4.50%, 2/15/47	1,980	1,962,675
(NPFGC), 5.00%, 2/15/47	1,500	1,552,815

Municipal Bonds	Par (000)	Value
New York (concluded)
Long Island Power Authority, Refunding RB, Series A,
5.75%, 4/01/39	$2,475	$2,822,663
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT,
7.63%, 8/01/25 (e)(f)(g)	2,600	2,635,672
Queens Baseball Stadium, PILOT (AGC),
6.50%, 1/01/46	300	338,079
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,250	1,391,662
New York State Dormitory Authority, RB, Rochester Institute
of Technology, 6.00%, 7/01/33	1,625	1,890,671
Westchester County Healthcare Corp. New York, RB,
Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	1,600	1,681,520
		16,008,016
North Carolina — 6.1%
City of Charlotte North Carolina, Refunding RB, Series A,
5.50%, 7/01/34	325	369,584
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt Facilities,
National Gypsum Co. Project, 5.75%, 8/01/35	2,425	2,038,964
North Carolina Capital Facilities Finance Agency, RB, Duke
Energy Carolinas Project, Series B, 4.38%, 10/01/31	1,385	1,449,001
North Carolina Capital Facilities Finance Agency,
Refunding RB, Duke Energy Carolinas Project, Series B,
4.63%, 11/01/40	9,650	10,109,436
North Carolina Medical Care Commission, Refunding RB,
University Health System, Series D, 6.25%, 12/01/33	1,750	2,021,933
		15,988,918
North Dakota — 0.8%
City of Grand Forks North Dakota, Healthcare Systems,
RB, 5.00%, 12/01/32 (a)	2,120	2,237,215
Oregon — 2.2%
City of Tigard Washington County Oregon, RB, Water
System, Water System, 5.00%, 8/01/42 (a)	1,400	1,560,370
Oregon Health & Science University, RB, Series A,
5.75%, 7/01/39	1,250	1,420,962
Oregon State Facilities Authority, New Student, HRB,
5.00%, 7/01/44	900	932,625
Oregon State Facilities Authority, Refunding RB, Limited
College Project, Series A:
5.00%, 10/01/34	1,150	1,237,446
5.25%, 10/01/40	500	542,430
		5,693,833
Pennsylvania — 4.2%
County of Allegheny Pennsylvania IDA, Refunding RB,
U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,740,918
Delaware River Port Authority, RB, Series D (AGM),
5.00%, 1/01/40	3,640	3,913,000
McKeesport Area School District, GO, CAB (FGIC) (b):
5.00%, 10/01/31	2,435	933,238
3.43%, 10/01/31 (h)	500	258,310
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania, Inc. Project, Series B,
4.50%, 12/01/42	3,000	3,139,110
		10,984,576
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.75%, 8/01/37	1,500	1,658,775
Series A, 5.82%, 8/01/35 (b)	1,000	263,420
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB,
Series A (NPFGC), 5.72%, 8/01/41 (b)	7,500	1,440,675
		3,362,870

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Rhode Island — 3.5%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	$3,000	$3,556,830
Rhode Island Health & Educational Building Corp.,
Refunding RB, Rhode Island School of Design,
3.50%, 6/01/29	4,205	4,076,243
State of Rhode Island, COP, Series C, School for the Deaf
(AGC), 5.38%, 4/01/28	1,330	1,482,897
		9,115,970
South Carolina — 3.9%
South Carolina Jobs-EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,185	2,276,726
Palmetto Health, Series C, 6.88%, 8/01/13 (d)	3,560	3,846,224
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series A-2, AMT (AMBAC),
5.15%, 7/01/37	3,890	4,090,608
		10,213,558
South Dakota — 0.5%
State of South Dakota Board of Regents Housing &
Auxiliary Facility System Revenue, RB, 4.25%, 4/01/33	1,350	1,408,860
Tennessee — 0.9%
Memphis-Shelby County Sports Authority, Inc.,
Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,256,627
5.38%, 11/01/28	1,000	1,103,350
		2,359,977
Texas — 7.7%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B:
7.13%, 12/01/31	1,000	1,198,530
7.25%, 12/01/35	2,650	3,162,828
Harris County Metropolitan Transit Authority, RB, Series A,
5.00%, 11/01/36	1,345	1,498,841
Harris County-Houston Sports Authority, Refunding RB,
CAB, Senior Lien, Series A (NPFGC),
6.27%, 11/15/38 (b)	5,000	971,250
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	1,445	1,493,726
Lower Colorado River Authority, Refunding RB, Series A
(NPFGC), 5.00%, 5/15/13 (d)	5	5,246
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	2,200	2,511,542
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, LBJ Infrastructure Group LLC,
LBJ Freeway Managed Lanes
Project, 7.00%, 6/30/40	3,000	3,489,780
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.03%, 8/15/31 (b)	15,000	4,768,800
First Tier, Series A, 5.00%, 8/15/42	1,250	1,250,500
		20,351,043
Vermont — 1.0%
Vermont Educational & Health Buildings Financing
Agency, RB, Hospital, Fletcher Allen Health, Series A,
4.75%, 12/01/36	2,550	2,565,555
Virginia — 0.7%
Virginia Small Business Financing Authority, RB, AMT,
Senior Lien, Elizabeth River Crossing OPCO LLC Project,
5.50%, 1/01/42	1,870	1,923,856

Municipal Bonds	Par (000)	Value
Washington — 1.4%
City of Lynnwood, GO, 4.00%, 12/01/37	$1,200	$1,196,148
Washington Health Care Facilities Authority, RB, MultiCare
Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,376,549
		3,572,697
West Virginia — 0.7%
West Virginia State University, RB, West Virginia University
Projects, Series B, 5.00%, 10/01/36	1,650	1,865,474
Wisconsin — 1.4%
Wisconsin State Health & Educational Facilities Authority,
RB, Aurora Health Care, Series A, 4.00%, 7/15/28	1,700	1,660,237
Wisconsin State Health & Educational Facilities Authority,
Revenue RB, Series C, 5.00%, 8/15/32 (a)	1,800	1,931,670
		3,591,907
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	1,800	2,024,334
Total Municipal Bonds — 142.0%		374,033,448

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health,
Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,510,557
Massachusetts — 1.3%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	3,070	3,365,856
New York — 6.3%
Hudson New York Yards Infrastructure Corp., RB, Senior,
Series A, 5.75%, 2/15/47	1,750	1,974,823
New York City Municipal Water Finance Authority, RB,
Water & Sewer System:
Second Generation Resolution, Series FF-2,
5.50%, 6/15/40	810	925,379
Series A, 4.75%, 6/15/30	4,000	4,373,120
Series A, 5.75%, 6/15/40	690	816,725
New York Liberty Development Corp., RB,
5.25%, 12/15/43	4,500	5,056,425
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	3,359	3,620,887
		16,767,359
Ohio — 1.8%
County of Montgomery Ohio, RB, Catholic Health,
Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,866,907
Ohio Higher Educational Facility Commission, RB, Hospital,
Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,813,954
		4,680,861
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.5%		30,324,633
Total Long-Term Investments
(Cost — $373,554,985) — 153.5%		404,358,081

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	15

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.09% (j)(k)	4,510,968	$4,510,968
Total Short-Term Securities
(Cost — $4,510,968) — 1.7%		4,510,968
Total Investments (Cost — $378,065,953) — 155.2%		408,869,049
Liabilities in Excess of Other Assets — (1.8)%		(4,704,023)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (5.6)%		(14,890,198)
VMTP Shares, at Liquidation Value — (47.8)%		(125,900,000)
Net Assets Applicable to Common Shares — 100.0%		$263,374,828

(a)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Bank of America Merrill Lynch	$10,118,785	$94,700
Crews & Associates, Inc.	$738,450	—
Piper Jaffray, Inc.	$200,136	$136
Wells Fargo Bank NA	$1,560,370	$20,174

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Non-income producing security.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Security is collateralized by Municipal or US Treasury obligations.
(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional
Tax-Exempt Fund	1,084,525	3,426,443	4,510,968	$ 1,341

(k)	Represents the current yield as of report date.
•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
292	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	$38,626,125	$ (565,164)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$404,358,081	—	$404,358,081
Short-Term
Securities	$4,510,968	—	—	4,510,968
Total	$4,510,968	$404,358,081	—	$408,869,049

[1] See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest
rate contracts	$ (565,164)	—	—	$ (565,164)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
County of Jefferson Alabama, RB, 5.25%, 1/01/19	$515	$508,135
Arizona — 0.7%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,090	1,105,751
California — 6.2%
California Health Facilities Financing Authority, RB, Sutter
Health, Series B, 6.00%, 8/15/42	1,040	1,219,119
California Health Facilities Financing Authority, Refunding
RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	680	784,605
St. Joseph Health System, 5.75%, 7/01/39	385	435,835
California HFA, RB, Home Mortgage, Series K, AMT,
5.50%, 2/01/42	565	585,668
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	400	467,120
California Statewide Communities Development Authority,
RB, 5.00%, 4/01/42	760	810,791
City of Los Angeles Department of Airports, RB, Senior
Series A, 5.25%, 5/15/39	270	297,489
City of Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	2,045	2,221,013
San Marcos Unified School District, GO, SAN, Election
of 2010, Series B CAB, 5.51%, 8/01/38 (a)(b)	3,725	896,421
State of California, GO, Various Purpose, 6.50%, 4/01/33	2,000	2,437,200
		10,155,261
Colorado — 0.7%
North Range Metropolitan District No. 2, GO, Limited Tax,
5.50%, 12/15/37	1,200	1,091,328
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	750	812,115
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,165	1,202,758
		2,014,873
District of Columbia — 6.9%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	550	566,984
7.50%, 1/01/39	910	937,482
District of Columbia, Tax Allocation Bonds, City Market at
O Street Project, 5.13%, 6/01/41	750	781,545
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed:
6.25%, 5/15/24	4,380	4,402,776
6.50%, 5/15/33	3,000	3,276,360
Metropolitan Washington Airports Authority, RB, First Senior
Lien, Series A:
5.00%, 10/01/39	170	181,942
5.25%, 10/01/44	1,000	1,076,210
		11,223,299
Florida — 2.3%
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	745	863,581
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,375	1,193,514
Tolomato Community Development District, Special
Assessment Bonds, 6.65%, 5/01/40 (c)(d)	1,750	745,500
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	1,845	940,083
		3,742,678
Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	200	213,870

Municipal Bonds	Par (000)	Value
Illinois — 6.4%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	$720	$813,838
5.00%, 12/01/41	240	258,154
Chicago O’Hare International Airport, GARB, General Third
Lien, Series A, 5.75%, 1/01/39	2,500	2,863,025
City of Chicago Illinois, Refunding RB, Sales Tax Revenue,
Series A, 5.25%, 1/01/38	280	311,623
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipts, 5.25%, 12/01/40	360	399,157
Illinois Finance Authority, RB, Advocate Health Care,
Series C, 5.38%, 4/01/44	1,845	1,983,117
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37 (b)	335	364,121
5.00%, 11/15/42 (b)	610	659,489
Central DuPage Health, Series B, 5.50%, 11/01/39	550	601,898
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	1,095	1,140,563
Series B-2, 5.00%, 6/15/50	600	624,756
Railsplitter Tobacco Settlement Authority, RB,
5.50%, 6/01/23	180	205,699
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	215	236,543
		10,461,983
Indiana — 1.9%
Indiana Finance Authority, RB, Wastewater Utility (CWA
Authority Project), First Lien, Series A, 5.25%, 10/01/38	540	601,949
Indiana Finance Authority, Refunding RB, Parkview Health
System, Series A, 5.75%, 5/01/31	1,100	1,217,975
Indiana Finance Authority, Wastewater Utility, RB, Sisters of
St. Francis Health, 5.25%, 11/01/39	290	311,935
Indiana Finance Authority, Wastewater Utility, Refunding
RB, Ascension Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	522,895
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	400,953
		3,055,707
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB,
Series A-1, AMT, 5.15%, 12/01/22	975	1,084,561
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB,
Series A, 6.38%, 6/01/40	350	400,432
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series B, 6.38%, 3/01/40	370	423,313
		823,745
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB:
Series A-1, 6.50%, 11/01/35	1,135	1,273,890
Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,000	2,201,960
		3,475,850
Maine — 0.9%
Maine Health & Higher Educational Facilities Authority, RB,
Maine General Medical Center, 6.75%, 7/01/41	970	1,082,956
Maine State Turnpike Authority, RB, 5.00%, 7/01/42	310	346,109
		1,429,065

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	17

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 2.0%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	$970	$1,028,772
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,000	1,046,720
Maryland Health & Higher Educational Facilities Authority,
RB, 5.00%, 11/15/51 (b)	1,140	1,230,607
		3,306,099
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Wellesley
College, Series J, 5.00%, 7/01/42	630	711,975
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	615	655,738
		1,367,713
Michigan — 2.5%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM),
7.50%, 7/01/33	560	701,714
City of Detroit Michigan, Water Supply System, RB,
Senior Lien, Series A, 5.25%, 7/01/41	1,500	1,529,415
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,780,352
		4,011,481
Minnesota — 1.5%
Tobacco Securitization Authority Minnesota, Refunding RB,
Series B:
5.25%, 3/01/25	1,540	1,734,425
5.25%, 3/01/31	650	714,948
		2,449,373
Nebraska — 0.5%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	285	296,286
5.00%, 9/01/42	500	501,570
		797,856
New Jersey — 1.4%
New Jersey EDA, Cigarette Tax, Refunding RB, Cigarette Tax
Revenue, 5.00%, 6/15/24	335	370,738
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT,
6.40%, 9/15/23	1,000	1,002,400
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series B, 5.25%, 6/15/36	845	944,220
		2,317,358
New York — 5.2%
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	410	448,626
New York City Industrial Development Agency, RB:
American Airlines, JFK International Airport, AMT,
7.63%, 8/01/25 (c)(d)(e)	4,000	4,054,880
British Airways Place Project, 7.63%, 12/01/32	1,000	1,032,500
New York City Transitional Finance Authority, RB,
Sub-Series E, 5.00%, 2/01/42	850	944,146
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	420	467,598
New York State Dormitory Authority, RB, New York
University, Series A, 5.25%, 7/01/48	1,000	1,101,840
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 6.00%, 12/01/42	430	476,595
		8,526,185
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	480	516,398

Municipal Bonds	Par (000)	Value
Ohio — 0.6%
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	$1,000	$1,005,000
Oregon — 0.5%
City of Tigard Washington County Oregon, RB, Water
System, 5.00%, 8/01/42 (b)	100	111,455
City of Tigard Washington County Oregon, Refunding RB,
Water System, 5.00%, 8/01/37 (b)	90	100,554
Oregon State Facilities Authority, New Student, HRB,
CHF-Ashland, LLC - Southern Oregon University Project,
4.70%, 7/01/33	655	677,676
		889,685
Pennsylvania — 0.6%
Allegheny County Hospital Development Authority, RB,
Health System, West Penn, Series A, 5.38%, 11/15/40	1,115	929,297
Puerto Rico — 3.4%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A, 5.00%, 7/01/41	1,100	1,088,263
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB, Senior Lien, Series A:
5.13%, 7/01/37	120	119,738
5.25%, 7/01/42	200	199,384
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	1,705	1,999,027
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB (a):
First Sub-Series C, 5.96%, 8/01/38	1,490	318,845
Series C, 5.61%, 8/01/39	8,540	1,890,671
		5,615,928
South Carolina — 0.9%
South Carolina State Public Service Authority, RB:
5.00%, 12/01/43	735	803,789
Santee Copper Project, Series C, 5.00%, 12/01/36	530	588,782
		1,392,571
Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board,
RB, Ascension Health, Series C, 5.00%, 11/15/47 (b)	75	80,961
Texas — 7.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	1,500	224,565
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	730	804,832
City of Dallas Texas, Refunding RB, Waterworks & Sewer
System, 5.00%, 10/01/35	525	590,951
City of Houston Texas, Refunding RB, Senior Lien, Series A,
5.50%, 7/01/39	250	275,910
HFDC of Central Texas, Inc., RB, Village at Gleannloch
Farms, Series A, 5.50%, 2/15/27	1,150	974,637
Houston Higher Education Finance Corp., RB, Cosmos
Foundation, Inc. Series A, 6.88%, 5/15/41	200	239,068
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	700	799,127
North Texas Tollway Authority, Refunding RB, Toll, Second
Tier, Series F, 6.13%, 1/01/31	2,290	2,520,053
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,597,138
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, LBJ Infrastructure Group LLC,
LBJ Freeway Managed Lanes
Project, 7.00%, 6/30/40	1,000	1,163,260
Texas State Public Finance Authority, RB, Charter School
Finance, Cosmos Foundation, Series A, 5.38%, 2/15/37	1,250	1,270,112
University of Texas System, Refunding RB, Refunding
Financing System Series B, 5.00%, 8/15/43	1,070	1,222,561
		11,682,214

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 2.8%
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.38%, 12/01/26	$1,600	$1,240,944
Virginia HDA, RB, Rental Housing, Series F,
5.00%, 4/01/45	1,000	1,040,160
Virginia Small Business Financing Authority, RB, AMT,
Senior Lien, Elizabeth River Crossings Project:
5.25%, 1/01/32	275	282,395
6.00%, 1/01/37	1,500	1,629,540
5.50%, 1/01/42	400	411,520
		4,604,559
Washington — 0.5%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	660	840,926
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,835	3,009,636
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	100	105,978
Total Municipal Bonds — 63.6%		103,835,324

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.5%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	820	889,215
California — 13.0%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	1,090	1,222,160
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/39	840	953,039
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	635,144
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	3,225	3,561,948
University of California, RB, Series B (NPFGC),
4.75%, 5/15/38	14,500	14,826,395
		21,198,686
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Healthcare, 5.50%, 7/01/34	740	827,915
Sisters of Leavenworth, 5.00%, 1/01/40	3,930	4,131,491
		4,959,406
Florida — 1.3%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	1,950	2,143,422
Illinois — 4.8%
City of Chicago Illinois, RB, (O’Hare International),
Third Lien, Series A (NPFGC), 5.00%, 1/01/33	4,995	5,156,738
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	2,340	2,636,174
		7,792,912
Indiana — 7.9%
Carmel Redevelopment Authority, RB, Performing Arts Center:
4.75%, 2/01/33	5,365	5,615,975
5.00%, 2/01/33	6,580	7,207,600
		12,823,575

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Massachusetts — 8.5%
Massachusetts HFA, Refunding HRB, Series D, AMT,
5.45%, 6/01/37	$11,855	$12,057,004
Massachusetts School Building Authority, RB, Senior,
Series B, 5.00%, 10/15/41	1,560	1,748,354
		13,805,358
Nebraska — 3.2%
Omaha Public Power District, RB, System, Sub-Series B
(NPFGC), 4.75%, 2/01/36	5,000	5,219,550
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority,
RB, Dartmouth College, 5.25%, 6/01/39	660	758,234
New York — 24.2%
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	1,510	1,703,991
New York City Municipal Water & Sewer Finance
Authority, RB, Second General Resolution, Series HH,
5.00%, 6/15/31	2,835	3,254,906
New York City Municipal Water Finance Authority, RB:
Series D, 5.00%, 6/15/39	7,500	8,096,025
Water & Sewer, Series FF-2, 5.50%, 6/15/40	495	565,509
New York Liberty Development Corp., RB, World Trade
Center Port Authority Construction, 5.25%, 12/15/43	6,135	6,893,593
New York Liberty Development Corp., Refunding RB,
World Trade Center Project, 5.75%, 11/15/51	2,220	2,519,944
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	11,250	13,135,838
Series F, 5.00%, 3/15/35	3,000	3,251,441
		39,421,247
North Carolina — 9.7%
University of North Carolina at Chapel Hill, Refunding RB,
General, Series A, 4.75%, 12/01/34	15,170	15,907,684
Ohio — 4.9%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,650	2,871,116
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	4,634	5,108,648
		7,979,764
South Carolina — 1.7%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,709	2,860,901
Texas — 8.4%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/38	2,130	2,315,374
Harris County Metropolitan Transit Authority, RB, Series A,
5.00%, 11/01/41	1,170	1,290,931
New Caney ISD, GO, School Building (PSF-GTD),
5.00%, 2/15/35	9,150	10,136,645
		13,742,950
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	960	1,028,666
Virginia — 0.7%
Virginia Small Business Financing Authority, Refunding RB,
Sentara Healthcare, 5.00%, 11/01/40	1,000	1,078,906
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health, Inc.,
5.25%, 4/01/39	1,990	2,162,311
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 94.2%		153,772,787
Total Long-Term Investments
(Cost — $246,326,109) — 157.8%		257,608,111

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	19

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.09% (g)(h)	3,415,500	$3,415,500
Total Short-Term Securities
(Cost — $3,415,500) — 2.1%		3,415,500
Total Investments (Cost — $249,741,609) — 159.9%		261,023,611
Liabilities in Excess of Other Assets — (0.5)%		(910,053)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (59.4)%		(96,898,496)
Net Assets — 100.0%		$163,215,062

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$2,335,178	$21,630
Stifel Nicolaus & Co.	$896,421	$5,764
Wells Fargo Bank NA	$212,009	$2,500

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Non-income producing security.
(e)	Variable rate security. Rate shown is as of report date.
(f)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional
Tax-Exempt Fund	1,227,518	2,187,982	3,415,500	$ 604

(h)	Represents the current yield as of report date.
•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
36	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	$ 4,762,125	$ (63,068)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$257,608,111	—	$257,608,111
Short-Term
Securities	$3,415,500	—	—	3,415,500

Total	$3,415,500	$257,608,111	—	$261,023,611

[1] See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest
rate
contracts	$(63,068)	—	—	$(63,068)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State 21st Century Authority Tobacco Settlement,
RB, Series A, 5.00%, 6/01/20	$1,000	$1,191,100
Courtland IDB Alabama, Refunding RB, International
Paper Co. Projects, Series A, 4.75%, 5/01/17	1,165	1,218,823
		2,409,923
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,760,000
Series C, 5.00%, 1/01/21	2,500	2,937,500
		6,697,500
Arizona — 3.3%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,541,930
5.00%, 7/01/21	5,585	6,789,014
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,608,480
5.25%, 12/01/20	1,000	1,096,140
		11,035,564
California — 19.9%
California Health Facilities Financing Authority, Refunding
RB, Sutter Health, Series B, 5.00%, 8/15/22	815	965,294
California State Department of Water Resources,
Refunding RB, Series L, 5.00%, 5/01/20	10,000	12,456,900
California Statewide Communities Development Authority,
RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,408,450
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
5.98%, 1/15/21	12,500	7,485,375
6.00%, 1/15/22	10,000	5,633,200
Golden State Tobacco Securitization Corp. California, RB:
ARS, Asset-Backed, Series A-3, 7.88%, 6/01/42	975	1,053,995
Series 2003-A-1, 6.63%, 6/01/13 (b)	1,500	1,601,820
Series 2003-A-1, 6.75%, 6/01/39	11,010	11,772,222
Los Angeles Unified School District California, GO, Series I,
5.00%, 7/01/20	3,750	4,508,925
Riverside County Asset Leasing Corp. California,
RB, Riverside County Hospital Project (NPFGC),
5.56%, 6/01/25 (a)	6,865	3,350,257
San Manuel Entertainment Authority, Series 04-C,
4.50%, 12/01/16 (c)	4,000	4,114,320
State of California, GO, Various Purpose, 5.00%, 11/01/22	7,050	7,432,955
		65,783,713
Colorado — 0.9%
E-470 Public Highway Authority Colorado, RB, CAB, Senior
Series B (NPFGC), 4.32%, 9/01/22 (a)	4,500	2,893,050
District of Columbia — 3.0%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	4,215	4,603,286
Metropolitan Washington Airports Authority, Refunding RB,
Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,388,200
		9,991,486
Florida — 8.3%
Bellalago Educational Facilities Benefit District, Special
Assessment Bonds, Series A, 5.85%, 5/01/22	2,020	1,990,306
Broward County School Board Florida, COP, Series A (AGM),
5.25%, 7/01/22	1,250	1,402,413
City of Jacksonville Florida, RB, Better Jacksonville,
5.00%, 10/01/22	5,160	5,915,011
Florida State Board of Education, GO, Refunding, Series B,
5.00%, 6/01/20	5,000	6,206,600

Municipal Bonds	Par (000)	Value
Florida (concluded)
Habitat Community Development District, Special
Assessment Bonds, 5.80%, 5/01/25	$1,820	$1,823,968
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	2,170	2,363,000
Middle Village Community Development District, Special
Assessment Bonds, Series A, 5.80%, 5/01/22	3,285	3,141,018
Pine Island Community Development District, RB,
5.30%, 11/01/10 (d)(e)	250	100,030
Stevens Plantation Community Development District,
Special Assessment Bonds, Series B, 6.38%, 5/01/13	3,530	2,647,500
Village Community Development District No. 5 Florida,
Special Assessment Bonds, Series A, 6.00%, 5/01/22	1,975	2,020,464
		27,610,310
Illinois — 13.5%
City of Chicago Illinois, RB, General Airport, Third Lien,
Series A (AMBAC):
5.00%, 1/01/21	5,000	5,472,300
5.00%, 1/01/22	7,000	7,596,890
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.00%, 6/01/24 (d)(e)	1,075	107,468
Northwestern University, 5.00%, 12/01/21	4,800	5,105,040
Illinois State Toll Highway Authority, RB, Senior Priority,
Series A (AGM), 5.00%, 1/01/19	2,250	2,520,315
Lake Cook-Dane & McHenry Counties Community Unit
School District 220 Illinois, GO, Refunding (AGM),
5.25%, 12/01/20	1,000	1,267,130
Metropolitan Pier & Exposition Authority Illinois,
Refunding RB, CAB, McCormick, Series A (NPFGC),
4.02%, 6/15/22 (a)	13,455	8,991,303
Railsplitter Tobacco Settlement Authority, RB,
5.25%, 6/01/20	10,000	11,356,300
State of Illinois, RB, Build Illinois, Series B,
5.00%, 6/15/20	2,000	2,372,740
		44,789,486
Indiana — 4.4%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	4,000	2,430,560
Indiana Municipal Power Agency, Series A, 5.00%, 1/01/21	600	725,082
Indianapolis Airport Authority, Refunding RB, Special
Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	11,361,000
		14,516,642
Kansas — 2.2%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.25%, 11/15/20	2,500	3,018,325
Wyandotte County-Kansas City Unified Government,
RB, Kansas International Speedway (NPFGC),
4.65%, 12/01/20 (a)	6,440	4,340,818
		7,359,143
Kentucky — 1.9%
Kentucky Housing Corp., RB, Series C, AMT,
4.63%, 7/01/22	2,000	2,072,340
Louisville & Jefferson County, Revenue RB, Metro
Government Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,298,286
5.00%, 12/01/20	1,430	1,722,077
		6,092,703
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT,
5.85%, 11/01/27	2,000	2,086,300

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	21

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 4.9%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.13%, 6/01/20	$1,250	$1,339,775
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,514,931
University of Maryland Medical System,
5.00%, 7/01/19	670	769,341
Maryland State and Local Facilities Loan, GO, Series B,
5.00%, 3/15/20	10,000	12,624,300
		16,248,347
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Waste
Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,862,205
Massachusetts State Water Pollution Abatement, Refunding
RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,626
		5,002,831
Michigan — 2.5%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.00%, 5/15/20	1,720	1,935,103
Lansing Board of Water & Light, RB, Series A,
3.50%, 7/01/20	1,000	1,103,000
Michigan State Building Authority, RB, Refunding Facilities
Program, Series A:
4.00%, 10/15/20	1,205	1,354,143
5.00%, 10/15/20	325	389,994
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,213,170
5.00%, 11/01/21	2,000	2,400,680
		8,396,090
Minnesota — 7.2%
Minnesota Higher Education Facilities Authority, RB,
University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	1,250	1,315,225
Minnesota State Trunk Highway, GO, Series B,
5.00%, 10/01/20	16,000	20,293,440
Tobacco Securitization Authority, Refunding RB, Tobacco
Settlement, Series B, 5.00%, 3/01/20	2,000	2,309,720
		23,918,385
Missouri — 3.4%
Missouri Development Finance Board, RB, Branson
Landing Project, Series A, 5.50%, 12/01/24	5,000	5,194,200
Missouri State Health & Educational Facilities Authority,
Refunding RB, BJC Health System, Series A,
5.00%, 5/15/20	5,500	6,144,105
		11,338,305
Multi-State — 5.8%
Centerline Equity Issuer Trust (c)(f):
5.75%, 5/15/15	1,000	1,082,560
6.00%, 5/15/15	4,000	4,356,000
6.00%, 5/15/19	2,500	2,871,475
6.30%, 5/15/19	2,500	2,916,025
MuniMae TE Bond Subsidiary LLC (c)(f)(g):
5.40%	5,000	3,299,900
5.80%	5,000	3,399,900
Series D, 5.90%	2,000	1,119,960
		19,045,820
Nebraska — 1.2%
Central Plains Energy Project No. 3, RB, Gas Project,
5.00%, 9/01/20 (h)	3,500	3,876,915

Municipal Bonds	Par (000)	Value
Nevada — 2.0%
City of Henderson Nevada, Special Assessment Bonds,
District No. T-18, 5.15%, 9/01/21	$1,755	$1,045,506
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/20	5,000	5,409,400
		6,454,906
New Hampshire — 2.8%
New Hampshire Business Finance Authority, Refunding RB,
Public Service Co. of New Hampshire Project, Series B,
AMT (NPFGC), 4.75%, 5/01/21	4,350	4,566,761
New Hampshire Health & Education Facilities Authority,
Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	4,225	4,508,962
		9,075,723
New Jersey — 8.5%
Middlesex County Improvement Authority, RB, Street
Student Housing Project, Series A, 5.00%, 8/15/23	1,000	1,029,660
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	10,000	10,064,700
Continental Airlines, Inc. Project, AMT,
9.00%, 6/01/33 (i)	1,500	1,608,060
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/20	2,500	2,859,425
First Mortgage, Winchester, Series A, 4.80%, 11/01/13	520	530,478
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,350,800
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
6.25%, 12/01/18	2,500	3,022,750
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,334,019
Capital Health System Obligation Group, Series A,
5.75%, 7/01/23	4,000	4,248,440
		28,048,332
New York — 8.4%
City of New York New York, GO, 5.00%, 4/01/18	2,365	2,837,338
New York City Industrial Development Agency, RB, American
Airlines, Inc., JFK International Airport, AMT (d)(e)(i):
7.63%, 8/01/25	3,885	3,938,302
7.75%, 8/01/31	5,000	5,099,950
New York State Energy Research & Development Authority,
Refunding RB, Brooklyn Union Gas/Keyspan, Series A,
AMT (NPFGC), 4.70%, 2/01/24	8,500	8,944,635
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 5.00%, 12/01/20	1,525	1,610,446
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,268,750
		27,699,421
North Carolina — 2.4%
North Carolina Eastern Municipal Power Agency,
Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,815,717
North Carolina Municipal Power Agency No. 1,
Refunding RB, Series B, 5.00%, 1/01/20	5,000	6,029,900
		7,845,617
Ohio — 4.2%
Cuyahoga County, RB, Cleveland Clinic Health System,
Series A:
6.00%, 1/01/19	1,530	1,631,347
6.00%, 1/01/19	1,470	1,567,373
6.00%, 1/01/20	5,100	5,437,824
6.00%, 1/01/20	4,900	5,224,576
		13,861,120

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 6.0%
Lancaster County Hospital Authority, RB, General Hospital
Project, 5.75%, 3/15/20	$7,500	$8,029,425
Pennsylvania Economic Development Financing
Authority, RB, Refunding Amtrak Project, Series A, AMT,
4.00%, 11/01/20	2,175	2,334,797
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Drexel University, Series A,
5.00%, 5/01/20	1,575	1,859,870
Pennsylvania IDA, Refunding RB, 5.00%, 7/01/20 (h)	1,500	1,767,600
Pennsylvania Turnpike Commission, RB, Sub-Series A
(AGC), 5.00%, 6/01/22	1,000	1,157,400
Pennsylvania Turnpike Commission, Refunding RB,
Series A, 5.00%, 12/01/20	4,000	4,831,160
		19,980,252
Puerto Rico — 7.1%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series B, 5.25%, 7/01/17	3,300	3,626,172
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB, Senior Lien, Series A, 5.00%, 7/01/21	8,415	9,183,458
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/24	9,000	9,506,520
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax
Revenue, Series C, 5.00%, 8/01/22	1,100	1,316,634
		23,632,784
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,418,240
Texas — 9.5%
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/19	800	882,184
5.75%, 1/01/20	1,140	1,270,735
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,855,950
City of Frisco TX, GO, Refunding, 3.00%, 2/15/20	2,250	2,456,055
City of Houston Texas, Refunding RB, Sub Lien, Series B,
5.00%, 7/01/20	250	297,953
Lower Colorado River Authority, 5.00%, 5/15/20	5,000	6,068,150
North Texas Tollway Authority, RB, Series C:
5.25%, 1/01/20	1,000	1,178,020
5.38%, 1/01/21	5,000	5,884,550
Texas State Turnpike Authority, RB, CAB, First Tier, Series A
(AMBAC) (a):
3.82%, 8/15/21	7,990	5,621,524
4.41%, 8/15/24	8,450	4,924,744
		31,439,865
US Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/17	1,000	1,074,890
Virginia — 7.5%
Charles City County EDA, RB, Waste Management, Inc.
Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27	10,000	10,708,500
Mecklenburg County IDA Virginia, Refunding RB, Exempt
Facility, UAE LP Project, AMT, 6.50%, 10/15/17	7,500	7,534,200
Norfolk Virginia Water Revenue, Refunding RB,
5.00%, 11/01/20	2,000	2,514,160
Roanoke EDA, RB, Carilion Clinic Obligation Group,
5.00%, 7/01/20	1,500	1,774,275
Russell County IDA, Refunding RB, Appalachian Power,
Series K, 4.63%, 11/01/21	2,000	2,190,260
		24,721,395
Washington — 0.1%
Washington Health Care Facilities Authority, RB, Providence
Health & Services B, 5.00%, 10/01/20	250	299,218

Municipal Bonds	Par (000)	Value
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series A,
5.25%, 5/01/20	$1,000	$1,214,300
Wisconsin Health & Educational Facilities Authority,
Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,783,003
Wheaton Franciscan Services, Series A,
5.50%, 8/15/17	2,880	2,989,210
Wheaton Franciscan Services, Series A,
5.50%, 8/15/18	3,190	3,302,479
		9,288,992
Total Municipal Bonds — 149.5%		494,933,268

Municipal Bonds Transferred to Tender Option Bond Trusts (j) — 1.8%
Illinois — 1.8%
City of Chicago Illinois, Refunding RB, Second Lien (AGM),
5.00%, 11/01/20	5,000	5,885,350
Total Long-Term Investments
(Cost — $476,275,878) — 151.3%		500,818,618

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (k)(l)	3,693,013	3,693,013
Total Short-Term Securities
(Cost — $3,693,013) — 1.1%		3,693,013
Total Investments (Cost — $479,968,891) — 152.4%		504,511,631
Other Assets Less Liabilities — 1.2%		4,157,538
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (1.1)%		(3,753,152)
AMPS, at Redemption Value — (52.5)%		(173,858,030)
Net Assets Applicable to Common Shares — 100.0%		$331,057,987

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$3,876,915	$560
Morgan Stanley & Co., Inc.	$1,767,600	$6,720

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	23

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

(i)	Variable rate security. Rate shown is as of report date.
(j)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(k)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional
Tax-Exempt Fund	3,220,721	472,292	3,693,013	$ 1,414

(l)	Represents the current yield as of report date
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$500,818,618	—	$500,818,618
Short-Term
Securities	$3,693,013	—	—	3,693,013

Total	$3,693,013	$500,818,618	—	$504,511,631

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$4,080	$4,510,807
County of Jefferson Alabama, RB, 5.25%, 1/01/19	2,910	2,871,210
		7,382,017
Arizona — 3.1%
Salt Verde Financial Corp., RB:
5.00%, 12/01/32	10,030	10,224,081
5.00%, 12/01/37	9,460	9,596,697
		19,820,778
California — 22.3%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	4,445	4,983,156
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 10.51%, 6/01/55 (a)	17,855	216,224
California Health Facilities Financing Authority, RB, Sutter
Health, Series B, 6.00%, 8/15/42	6,230	7,302,993
California State Public Works Board, RB, Various Capital
Projects, Sub-Series 1, 6.38%, 11/01/34	2,315	2,703,457
California Statewide Communities Development
Authority, RB:
5.00%, 4/01/42	4,295	4,582,035
Health Facility Memorial Health Services, Series A,
5.50%, 4/01/13 (b)	5,000	5,239,500
City of Lincoln California, Special Tax Bonds, Community
Facilities District No. 2003-1, 6.00%, 9/01/13 (b)	3,115	3,403,262
City of Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	1,560	1,718,824
City of Los Angeles Department of Airports, Refunding RB,
Senior Los Angeles International Airport, Series A,
5.00%, 5/15/40	11,690	12,696,158
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
6.26%, 1/15/32	54,635	16,210,204
6.46%, 1/15/38	75,000	14,646,750
Foothill-De Anza Community College District, GO, Series C,
5.00%, 8/01/40	7,000	7,835,170
Golden State Tobacco Securitization Corp. California, RB,
Series 2003-A-1, 6.63%, 6/01/13 (b)	5,000	5,339,400
Los Angeles Regional Airports Improvement Corp.
California, Refunding RB, Facilities LAXFUEL Corp.,
LA International, AMT (AMBAC), 5.50%, 1/01/32	13,320	13,326,660
Murrieta Community Facilities District Special Tax
California, Special Tax Bonds, District No. 2, The Oaks
Improvement Area A, 6.00%, 9/01/34	5,000	5,039,500
San Marcos Unified School District, GO, Election of 2010,
Series B, CAB (a)(c):
5.37%, 8/01/34	3,500	1,078,665
5.45%, 8/01/36	4,000	1,088,240
State of California, GO:
6.00%, 3/01/33	4,970	5,912,362
6.50%, 4/01/33	20,410	24,871,626
5.00%, 10/01/41	5,935	6,320,063
		144,514,249
Colorado — 1.5%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	2,115	2,201,884
Colorado Health Facilities Authority, Refunding RB,
Catholic Health, Series A, 5.50%, 7/01/34	4,205	4,705,689
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	2,530	2,655,817
		9,563,390
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority,
RB, Ascension Health Senior Credit, 5.00%, 11/15/40	2,710	2,915,933

Municipal Bonds	Par (000)	Value
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	$2,225	$2,409,275
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	7,950	8,207,659
		10,616,934
District of Columbia — 4.1%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,129,904
Metropolitan Washington Airports Authority, RB, First Senior
Lien, Series A:
5.00%, 10/01/39	990	1,059,547
5.25%, 10/01/44	2,465	2,652,858
		26,842,309
Florida — 4.1%
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,519,309
Highlands County Florida Health Facilities Authority, RB,
Series 2006-G, 5.13%, 11/15/32 (d)	1,000	1,053,920
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	6,575	7,159,780
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,450	5,158,307
Orange County Health Facilities Authority, Refunding RB (c):
5.00%, 6/01/32	600	600,408
Mayflower Retirement Center, 5.00%, 6/01/36	125	121,249
Mayflower Retirement Center, 5.13%, 6/01/42	1,575	1,559,423
Stevens Plantation Community Development District,
Special Assessment Bonds, Series A, 7.10%, 5/01/35	3,650	2,737,573
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	5,575	5,614,081
		26,524,050
Georgia — 1.7%
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	1,650	1,784,228
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	5,000	5,425,450
Richmond County Development Authority, Refunding RB,
International Paper Co. Project, Series A, AMT,
6.00%, 2/01/25	4,000	4,050,000
		11,259,678
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	2,660	2,934,459
Illinois — 10.2%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	4,110	4,645,656
5.00%, 12/01/41	1,355	1,457,492
City of Chicago Illinois, RB, General, Third Lien, Series C,
6.50%, 1/01/41	11,385	13,655,283
City of Chicago Illinois, Refunding RB, Series A,
5.25%, 1/01/38	1,605	1,786,269
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipts Revenue, 5.25%, 12/01/40	2,055	2,278,522
Illinois Finance Authority, RB:
Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,425,762
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (e)(f)	1,675	167,450
Navistar International Recovery Zone,
6.50%, 10/15/40	3,010	3,256,760
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37 (c)	1,895	2,059,732
5.00%, 11/15/42 (c)	3,450	3,729,898
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,458,178
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	845	762,596

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	25

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	$3,905	$4,066,120
Series B-2, 5.00%, 6/15/50	6,155	6,411,110
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,625	2,999,771
6.00%, 6/01/28	2,245	2,547,536
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,240	1,364,248
		66,072,383
Indiana — 2.7%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	1,925	1,169,707
Indiana Finance Authority, RB, First Lien, CWA Authority,
Series A, 5.25%, 10/01/38	3,080	3,433,338
Indiana Finance Authority, Wastewater Utility, RB, Sisters
of St. Francis Health, 5.25%, 11/01/39	1,655	1,780,184
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital, Inc., 5.50%, 9/15/31	9,000	8,769,240
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	2,150	2,462,997
		17,615,466
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior
Series A-1, AMT, 5.15%, 12/01/22	3,830	4,260,377
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,275	3,489,283
Kentucky — 0.3%
Kentucky Economic Development Finance Authority,
RB, Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,490	1,704,694
Louisiana — 1.9%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	6,535	7,334,688
Parish of Saint John the Baptist Louisiana, RB, Marathon
Oil Corp., Series A, 5.13%, 6/01/37	5,040	5,222,347
		12,557,035
Maine — 0.3%
Maine State Turnpike Authority, RB, 5.00%, 7/01/42	1,715	1,914,763
Maryland — 2.4%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	855	906,804
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,760	1,842,227
Maryland Health & Higher Educational Facilities
Authority, RB:
5.00%, 11/15/51 (c)	6,450	6,962,646
Charlestown Community, 6.25%, 1/01/41	4,295	4,773,936
Montgomery County Housing Opportunities Commission,
RB, Series D, AMT, 5.50%, 1/01/38	825	873,518
		15,359,131
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	3,535	3,769,158
Michigan — 2.6%
City of Detroit Michigan, Water Supply System, RB, Senior
Lien, Series A, 5.25%, 7/01/41	6,015	6,132,954
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,920,158

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	$2,870	$3,316,773
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,374,370
		16,744,255
Minnesota — 2.5%
City of Rochester Minnesota, RB, 4.00%, 11/15/41	2,010	1,992,754
Tobacco Securitization Authority Minnesota, Refunding RB,
Series B:
5.25%, 3/01/25	8,780	9,888,475
5.25%, 3/01/31	3,700	4,069,704
		15,950,933
Mississippi — 2.2%
City of Gulfport Mississippi, RB, Memorial Hospital at
Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,041,409
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	2,035	2,092,977
Multi-State — 2.7%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (g)(h)	16,000	17,544,160
Nebraska — 1.3%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	1,610	1,673,756
5.00%, 9/01/42	2,815	2,823,839
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,563,392
Lancaster County Hospital Authority No. 1, RB, Immanuel
Obligation Group, 5.63%, 1/01/40	600	651,840
		8,712,827
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	4,550	4,731,955
New Jersey — 7.3%
Middlesex County Improvement Authority, RB, Heldrich
Center Hotel, Series B, 6.25%, 1/01/37 (e)(f)	3,680	327,483
New Jersey EDA, Cigarette Tax, Refunding RB,
5.00%, 6/15/24	1,905	2,108,225
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
6.25%, 9/15/29	3,000	3,007,200
7.00%, 11/15/30 (d)	15,410	15,467,788
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,234,320
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
Series A, 5.50%, 6/15/41	8,000	9,119,520
Series B, 5.25%, 6/15/36	4,810	5,374,790
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	3,135	2,964,362
		47,603,688
New York — 5.9%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	1,820	418,582
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	2,375	2,598,749
New York City Industrial Development Agency, RB, American
Airlines, Inc., JFK International Airport, AMT (d)(e)(f):
8.00%, 8/01/28	5,000	5,099,900
7.75%, 8/01/31	22,140	22,582,578
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	2,400	2,671,992

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	$2,525	$2,827,470
6.00%, 12/01/42	1,960	2,172,386
		38,371,657
North Carolina — 3.8%
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt Facilities
National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	10,199,025
North Carolina Capital Facilities Finance Agency, RB, Duke
University Project, Series B, 5.00%, 10/01/38	10,000	11,188,100
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	2,750	2,958,533
		24,345,658
Ohio — 2.4%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	6,125	6,636,070
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	5,450	5,745,935
Pinnacle Community Infrastructure Financing Authority,
RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,183,893
		15,565,898
Oregon — 0.2%
City of Tigard Washington County Oregon, RB, Water
System, 5.00%, 8/01/42 (c)	575	640,866
City of Tigard Washington County Oregon, Refunding RB,
Water System, 5.00%, 8/01/37 (c)	495	553,049
		1,193,915
Pennsylvania — 0.9%
Allegheny County Hospital Development Authority, RB,
Health System, West Penn, Series A, 5.38%, 11/15/40	2,255	1,879,430
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,725	4,064,124
		5,943,554
Puerto Rico — 4.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB, Senior Lien, Series A:
5.13%, 7/01/37	670	668,539
5.25%, 7/01/42	1,115	1,111,566
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.69%, 8/01/33 (a)	11,400	3,458,418
CAB, Series A, 5.88%, 8/01/36 (a)	40,000	9,809,600
First Sub-Series A, 6.50%, 8/01/44	10,900	12,779,705
		27,827,828
South Carolina — 3.1%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health
Alliance, Series A, 6.25%, 8/01/31	5,075	5,288,048
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	7,087,719
South Carolina State Public Service Authority, RB:
5.00%, 12/01/43	4,095	4,478,251
Santee Cooper Project, Series C, 5.00%, 12/01/36	3,015	3,349,394
		20,203,412
Tennessee — 0.6%
Knox County Health Educational & Housing Facilities
Board Tennessee, Refunding RB, CAB, Series A (AGM),
5.48%, 1/01/20 (a)	5,055	3,340,395
Rutherford County Health & Educational Facilities Board,
RB, 5.00%, 11/15/47 (c)	415	447,984
		3,788,379

Municipal Bonds	Par (000)	Value
Texas — 14.4%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	$4,370	$654,233
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	4,210	4,641,567
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	2,970	3,343,091
City of Houston Texas, Refunding RB:
Airport System, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,310,920
Combined First Lien, Series A (AGC),
6.00%, 11/15/35	16,425	19,669,923
Harris County-Houston Sports Authority, Refunding RB
(NPFGC) (a):
CAB, Junior Lien, Series H, 6.68%, 11/15/35	5,000	1,065,750
CAB, Senior Lien, Series A, 6.27%, 11/15/38	12,580	2,443,665
Third Lien, Series A-3, 6.61%, 11/15/37	26,120	4,961,494
Lower Colorado River Authority, Refunding RB:
(NPFGC), 5.00%, 5/15/13 (b)	55	57,708
LCRA Transmission Services Project (AMBAC),
4.75%, 5/15/34	140	140,087
Series A (NPFGC), 5.00%, 5/15/13 (b)	5	5,246
North Texas Tollway Authority, Refunding RB, Toll Second
Tier, Series F, 6.13%, 1/01/31	12,180	13,403,603
San Antonio Energy Acquisition Public Facility Corp., RB,
Gas Supply, 5.50%, 8/01/25	6,540	7,326,500
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	9,111,729
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
Senior Lien Infrastructure, 7.00%, 6/30/40	7,975	9,276,998
Senior Lien, NTE Mobility Partners LLC, North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39	6,500	7,454,785
University of Texas System, Refunding RB, Refunding
Financing System Series B, 5.00%, 8/15/43	6,000	6,855,480
		93,722,779
Virginia — 2.2%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	2,240	2,241,657
Virginia Commonwealth Transportation Board, RB, CAB,
Contract, Route 28 (NPFGC), 5.31%, 4/01/32 (a)	8,105	2,851,501
Virginia Small Business Financing Authority, RB, AMT,
Senior Lien:
5.25%, 1/01/32	3,155	3,239,838
6.00%, 1/01/37	3,580	3,889,169
5.50%, 1/01/42	2,255	2,319,944
		14,542,109
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	3,900	4,969,107
Wisconsin — 2.2%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Care Group,
5.00%, 11/15/30	3,210	3,533,407
Ascension Health Senior Care Group,
5.00%, 11/15/33	1,640	1,785,911
Aurora Health, Senior Credit Group, 6.40%, 4/15/33	7,500	7,677,375
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health, Inc.,
5.38%, 10/01/30	1,205	1,213,857
		14,210,550
Total Municipal Bonds — 120.4%		781,223,137

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	27

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	$4,548	$4,754,547
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	4,760	5,161,787
California — 7.8%
California Educational Facilities Authority, RB, University of
Southern California, Series B, 5.25%, 10/01/39	5,115	5,803,326
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	5,053,320
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	3,260	3,742,202
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	18,540	20,477,059
University of California, RB:
Limited Project, Series B, 4.75%, 5/15/38	9,838	10,059,619
Series C (NPFGC), 4.75%, 5/15/37	5,000	5,113,100
		50,248,626
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (AGM), 5.10%, 10/01/41	7,600	7,963,432
Series C-7, 5.00%, 9/01/36	4,860	5,101,202
		13,064,634
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,400	10,675,016
Series X-3, 4.85%, 7/01/37	9,360	10,376,777
		21,051,793
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	6,629	7,287,636
Massachusetts — 2.7%
Massachusetts School Building Authority, RB, Senior
Series B, 5.00%, 10/15/41	8,860	9,929,756
Massachusetts Water Resources Authority, Refunding RB,
dGeneral, Series A, 5.00%, 8/01/41	6,770	7,422,425
		17,352,181
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB,
Dartmouth College, 5.25%, 6/01/39	3,988	4,583,872
New York — 13.4%
Hudson New York Yards Infrastructure Corp., RB, Senior
Series A, 5.75%, 2/15/47	3,130	3,532,113
New York City Municipal Water & Sewer Finance
Authority, RB, Second General Resolution, Series HH,
5.00%, 6/15/31	16,393	18,823,345
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	3,074	3,513,011
New York City Transitional Finance Authority, RB, Future Tax
Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	4,799	5,330,536
New York Liberty Development Corp., RB, 1 World Trade
Center Port Authority Construction, 5.25%, 12/15/43	20,865	23,444,957
New York Liberty Development Corp., Refunding RB,
4 World Trade Center Project, 5.75%, 11/15/51	12,610	14,313,737
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	16,708	18,110,526
		87,068,225

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Texas — 1.1%
Harris County Metropolitan Transit Authority, RB, Series A,
5.00%, 11/01/41	$6,650	$7,337,344
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	7,153	7,666,773
Virginia — 1.8%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	10,767	11,877,063
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	5,459	6,135,886
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	14,487	16,473,681
		22,609,567
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 40.1%		260,064,048
Total Long-Term Investments
(Cost — $984,601,155) — 160.5%		1,041,287,185

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (j)(k)	12,181,066	12,181,066
Total Short-Term Securities
(Cost — $12,181,066) — 1.9%		12,181,066
Total Investments (Cost — $996,782,221) — 162.4%		1,053,468,251
Other Assets Less Liabilities — 0.9%		5,617,041
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (21.5)%		(139,788,723)
VMTP Shares, at Liquidation Value — (41.8)%		(270,800,000)
Net Assets Applicable to Common Shares — 100.0%		$648,496,569

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$13,200,260	$122,257
Piper Jaffray & Co.	$2,281,080	$6,740
Stifel Nicolaus & Co.	$2,166,905	$24,185
Wells Fargo Bank NA	$1,193,915	$14,114

(d)	Variable rate security. Rate shown is as of report date.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Non-income producing security.
(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

(j)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional
Tax-Exempt Fund	30,616,864	(18,435,798)	12,181,066	$ 6,147

(k)	Represents the current yield as of report date.
•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
561	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	$74,209,781	$ (926,003)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$1,041,287,185	—	$1,041,287,185
Short-Term
Securities	$12,181,066	—	—	12,181,066
Total	$12,181,066	$1,041,287,185	—	$1,053,468,251

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(926,003)	—	—	$(926,003)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	29

Schedule of Investments April 30, 2012	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 117.8%
Corporate — 4.3%
Beaver County IDA, Refunding RB, FirstEnergy, Mandatory
Put Bonds, 3.38%, 1/01/35 (a)	$200	$203,886
Pennsylvania Economic Development Financing Authority,
RB, Refunding Amtrak Project, Series A, AMT,
5.00%, 11/01/41	160	166,910
Pennsylvania Economic Development Financing Authority,
RB, Series A, Aqua Pennsylvania, Inc. Project, Series A,
AMT, 6.75%, 10/01/18	600	753,390
Pennsylvania Economic Development Financing Authority,
Refunding RB, Aqua Pennsylvania, Inc. Project, Series A,
AMT, 5.00%, 12/01/34	180	192,966
		1,317,152
County/City/Special District/School District — 15.3%
City of Philadelphia Pennsylvania, GO, Refunding, Series A
(AGC), 5.00%, 8/01/24	370	411,647
City of Pittsburgh Pennsylvania, GO, Refunding, Series B,
5.00%, 9/01/26	125	139,564
Commonwealth of Pennsylvania, GO, 1st Series,
5.00%, 6/01/28	1,710	2,036,883
County of York Pennsylvania, GO, Refunding,
5.00%, 3/01/36	100	109,548
Falls Township Pennsylvania, RB, Water & Sewer Authority,
5.00%, 12/01/37	200	219,126
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	600	697,266
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	774,312
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	113,362
Philipsburg Osceola Area School District Pennsylvania, GO
(AGM), 5.00%, 4/01/41	155	162,304
		4,664,012
Education — 15.9%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	113,975
5.00%, 8/15/25	100	112,975
Cumberland County Municipal Authority, RB, AICUP
Financing Program, Dickinson College Project,
5.00%, 11/01/39	200	217,718
Delaware County Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	457,990
Villanova University, 5.25%, 12/01/31	100	112,703
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	150	158,862
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,082,030
University of Pennsylvania Health System, Series A,
4.00%, 8/15/39 (b)	265	265,209
University of Pennsylvania Health System, Series A,
5.00%, 8/15/42 (b)	210	229,230
Pennsylvania Higher Educational Facilities Authority,
Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	1,180	1,295,274
State System of Higher Education, Series AL,
5.00%, 6/15/35	100	112,557
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	610	715,432
		4,873,955
Health — 40.1%
Allegheny County Hospital Development Authority, RB,
Health System, West Penn, Series A, 5.38%, 11/15/40	330	275,039
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.00%, 11/15/28	250	212,550

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
Berks County Municipal Authority, Refunding RB, Reading
Hospital & Medical Center Project, Series A-3,
5.50%, 11/01/31	$500	$566,895
Bucks County IDA, Refunding RB, Pennswood Village
Project, Series A, 6.00%, 10/01/12 (c)	1,150	1,188,790
Centre County Hospital Authority, RB, Mount Nittany
Medical Center Project, 7.00%, 11/15/46	390	458,589
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	535,035
Dauphin County General Authority, Refunding RB, Pinnacle
Health System Project, Series A, 6.00%, 6/01/29	500	549,505
Franklin County IDA Pennsylvania, RB, Chambersburg
Hospital Project, 5.38%, 7/01/42	415	436,381
Lehigh County General Purpose Authority, Refunding RB,
Saint Luke's Bethlehem Hospital, 5.38%, 8/15/13 (c)	2,000	2,130,740
Montgomery County IDA Pennsylvania, RB:
Acts Retirement Life Community, 5.25%, 11/15/28	1,250	1,250,550
Series A, 4.50%, 11/15/36	375	343,695
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, University of Pittsburgh Medical Center,
Series E, 5.00%, 5/15/31	1,000	1,086,070
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Children's Hospital of
Philadelphia, Series C, 5.00%, 7/01/41	940	1,015,256
South Fork Municipal Authority, Refunding RB, Conemaugh
Valley Memorial, Series B (AGC), 5.38%, 7/01/35	245	265,247
Southcentral General Authority, Refunding RB, Wellspan
Health Obligor Group, Series A, 6.00%, 6/01/29	1,250	1,425,262
Union County Hospital Authority, Refunding RB, Evangelical
Community Hospital Project, 7.00%, 8/01/41	460	519,073
		12,258,677
Housing — 12.9%
City of Philadelphia Pennsylvania, ARB, Series A, AMT
(AGM), 5.00%, 6/15/37	1,150	1,183,948
Pennsylvania HFA, RB, Series 95-A, AMT, 4.90%, 10/01/37	970	979,380
Pennsylvania HFA, RB, AMT, Series 94-A, 5.10%, 10/01/31	150	153,246
Pennsylvania HFA, Refunding RB, Series 97A, AMT,
4.65%, 10/01/31	1,300	1,313,403
Pennsylvania HFA, Refunding RB, AMT:
S/F Mortgage, Series 92-A, 4.75%, 4/01/31	105	106,022
Series 99A, 5.15%, 4/01/38	200	219,440
		3,955,439
State — 6.4%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/29	275	320,628
5.00%, 11/15/30	1,180	1,378,818
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	250	267,900
		1,967,346
Transportation — 18.6%
City of Philadelphia Pennsylvania, RB, Series A,
5.00%, 6/15/40	1,325	1,383,353
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	750	805,223
Pennsylvania Turnpike Commission, 5.00%, 12/01/37	140	153,741
Pennsylvania Turnpike Commission, RB:
Enhanced Turnpike Subordinate Special Revenue,
Series A, 5.00%, 12/01/42	215	235,197
Series A (AMBAC), 5.25%, 12/01/32	870	945,751
Sub-Series A, 5.13%, 12/01/26	100	112,290
Sub-Series A, 6.00%, 12/01/41	100	111,035
Sub-Series B, 5.25%, 12/01/41	325	352,222

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation (concluded)
Pennsylvania Turnpike Commission, Refunding RB,
Sub-Series B:
5.25%, 6/01/24	$250	$286,435
5.25%, 6/01/39	500	535,670
Southeastern Pennsylvania Transportation Authority, RB,
Capital Grant Receipts:
5.00%, 6/01/28	290	323,837
5.00%, 6/01/29	385	428,655
		5,673,409
Utilities — 4.3%
City of Philadelphia Pennsylvania, RB:
Ninth Series, 5.25%, 8/01/40	270	280,041
Series A, 5.25%, 1/01/36	100	108,038
Series C (AGM), 5.00%, 8/01/40	350	380,527
Lycoming County Water & Sewer Authority, RB (AGM),
5.00%, 11/15/41	100	105,256
Pennsylvania Economic Development Financing
Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	242,756
Philadelphia Biosolids Facility, 6.25%, 1/01/32	185	202,275
		1,318,893
Total Municipal Bonds in Pennsylvania		36,028,883

Guam — 0.5%
County/City/Special District/School District — 0.5%
Territory of Guam, Limited Obligation Bonds, RB,
Section 30, Series A, 5.63%, 12/01/29	150	159,056

Puerto Rico — 9.2%
State — 6.2%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	385	429,375
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series N, 5.00%, 7/01/37	300	301,335
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,163,200
		1,893,910
Utilities — 3.0%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB,
Senior Lien, Series A, 6.00%, 7/01/38	200	211,684
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	500	514,160
Puerto Rico Electric Power Authority, Refunding RB,
5.00%, 7/01/42 (b)	190	189,692
		915,536
Total Municipal Bonds in Puerto Rico		2,809,446
Total Municipal Bonds — 127.5%		38,997,385

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Pennsylvania — 34.2%
Education — 8.5%
Pennsylvania Higher Educational Facilities Authority,
RB, University of Pennsylvania Health System,
5.75%, 8/15/41	850	972,952
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Trustees of the University of Pennsylvania,
Series C, 4.75%, 7/15/35	500	520,330

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Pennsylvania (concluded)
Education (concluded)
Pennsylvania State University, RB, 5.00%, 3/01/40	$1,000	$1,101,260
		2,594,542
Health — 13.0%
Geisinger Authority, RB:
Series A, 5.13%, 6/01/34	500	545,670
Series A, 5.25%, 6/01/39	1,000	1,091,406
Series A-1, 5.13%, 6/01/41	1,160	1,269,655
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Jefferson Health System,
Series B, 5.00%, 5/15/40	1,000	1,071,010
		3,977,741
Housing — 6.0%
Pennsylvania HFA, Refunding RB:
S/F, Mortgage Revenue, 4.85%, 10/01/37	780	805,054
Series 105C, 5.00%, 10/01/39	500	521,955
Series 96-A, AMT, 4.70%, 10/01/37	490	493,092
		1,820,101
State — 6.7%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	825	967,304
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	1,000	1,089,360
		2,056,664
Total Municipal Bonds Transferred to
Tender Option Bond Trusts in Pennsylvania		10,449,048

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
S/F Mortgage, Senior Series C, 5.25%, 8/01/40	300	328,260
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 35.3%		10,777,308
Total Long-Term Investments
(Cost — $46,244,003) — 162.8%		49,774,693

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (e)(f)	1,862,600	1,862,600
Total Short-Term Securities
(Cost — $1,862,600) — 6.1%		1,862,600
Total Investments (Cost — $48,106,603) — 168.9%		51,637,293
Other Assets Less Liabilities — 1.8%		553,614
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (17.3)%		(5,286,237)
AMPS, at Redemption Value — (53.4)%		(16,325,850)
Net Assets Applicable to Common Shares — 100.0%		$30,578,820

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Bank of America Merrill Lynch	$494,439	$5,000
Morgan Stanley & Co., Inc.	$189,692	$2,041

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	31

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

(d)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
BIF Pennsylvania
Municipal Money
Fund	1,311,773	550,827	1,862,600	—

(f)	Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust‘s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
22	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	$2,910,188	$ (32,448)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust's policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$49,774,693	—	$49,774,693
Short-Term
Securities	$1,862,600	—	—	1,862,600
Total	$1,862,600	$49,774,693	—	$51,637,293

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Interest
rate
contracts	$(32,448)	—	—	$(32,448)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$655	$724,161
County of Jefferson Alabama, RB, Series A,
5.25%, 1/01/19	465	458,802
		1,182,963
Alaska — 1.1%
Northern Tobacco Securitization Corp., RB:
Asset-Backed, Series A, 4.63%, 6/01/23	785	776,585
Series A, 5.00%, 6/01/46	480	363,389
		1,139,974
Arizona — 2.0%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,320	1,339,074
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	135	132,956
7.00%, 5/01/20	210	210,989
7.25%, 5/01/27	420	390,172
		2,073,191
California — 8.9%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	720	807,170
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 10.51%, 6/01/55 (a)	3,095	37,480
California Health Facilities Financing Authority, RB, Sutter
Health, Series B, 6.00%, 8/15/42	1,010	1,183,952
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	375	437,925
California Statewide Communities Development Authority,
RB, Series A, 5.00%, 4/01/42	690	736,113
City of Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	250	275,453
City of Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,875	2,036,381
Foothill Eastern Transportation Corridor Agency, California,
Refunding RB, CAB, 6.21%, 1/15/33 (a)	3,835	1,080,205
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	951,688
6.50%, 4/01/33	650	792,090
5.00%, 10/01/41	960	1,022,285
		9,360,742
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic
Health, Series A, 5.50%, 7/01/34	680	760,968
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	440	461,881
Regional Transportation District, COP, Series A,
5.38%, 6/01/31	320	355,971
		1,578,820
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	820	887,912
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,280	1,321,485
		2,209,397
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market
O Street Project, Tax Increment Revenue, 5.13%, 6/01/41	690	719,021
Metropolitan Washington Airports Authority, RB, First Senior
Lien, Series A:
5.00%, 10/01/39	160	171,240
5.25%, 10/01/44	1,000	1,076,210
		1,966,471

Municipal Bonds	Par (000)	Value
Florida — 7.3%
Highlands County Florida Health Facilities Authority, RB,
Adventist, Series G, 5.13%, 11/15/32 (b)	$1,000	$1,053,920
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,300	3,268,485
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,095	1,192,389
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	720	834,603
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,515	1,315,035
		7,664,432
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	265	286,558
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	1,095	1,188,173
		1,474,731
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	425	468,852
Illinois — 15.9%
Chicago Board of Education Illinois, GO:
5.50%, 12/01/39	625	706,456
5.00%, 12/01/41	205	220,506
Chicago O’Hare International Airport, GARB, Third Lien,
Series A, 5.75%, 1/01/39	1,500	1,717,815
City of Chicago Illinois, RB, General Third Lien, Series C,
6.50%, 1/01/41	1,855	2,224,906
City of Chicago Illinois, RB, O’Hare International Airport,
General Third Lien, Series A, 5.63%, 1/01/35	800	915,192
City of Chicago Illinois, Refunding RB, Sales Tax Receipt
Revenue, Series A, 5.25%, 1/01/38	260	289,364
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipt Revenue, 5.25%, 12/01/40	330	365,894
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (c)(d)	300	29,991
Northwestern University, 5.00%, 12/01/33	2,500	2,631,950
Illinois Finance Authority, Refunding RB:
5.00%, 11/15/37 (e)	305	331,514
5.00%, 11/15/42 (e)	555	600,027
Central DuPage Health, Series B, 5.50%, 11/01/39	2,500	2,735,900
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	145	130,860
Metropolitan Pier & Exposition Authority, Refunding RB,
CAB, Series B (AGM), 5.45%, 6/15/44 (a)	2,980	529,695
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	990	1,031,194
Series B-2, 5.00%, 6/15/50	785	817,389
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	199,985
6.00%, 6/01/28	940	1,066,674
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	200	220,040
		16,765,352
Indiana — 2.7%
Indiana Finance Authority, RB, First Lien, Series A,
5.25%, 10/01/38	500	557,360
Indiana Finance Authority, Wastewater Utility, RB, Sisters
of St. Francis Health, 5.25%, 11/01/39	270	290,423
Indiana Finance Authority, Wastewater Utility, Refunding
RB, Ascension Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	522,895
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	1,060,085

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	$350	$400,953
		2,831,716
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior
Series A-1, AMT, 5.15%, 12/01/22	625	695,231
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	450	479,444
Kentucky — 3.0%
Kentucky Economic Development Finance Authority, RB:
Norton Healthcare, Inc., Series B (NPFGC),
4.72%, 10/01/24 (a)	5,000	2,801,900
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	320	366,109
		3,168,009
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities &
Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	1,055	1,184,100
Parish of Saint John the Baptist Louisiana, RB, Marathon
Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,036,180
		2,220,280
Maine — 0.3%
Maine State Turnpike Authority, RB, Series A,
5.00%, 7/01/42	280	312,614
Maryland — 2.9%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	135	143,180
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,,
5.75%, 9/01/25	1,000	1,046,720
Maryland Health & Higher Educational Facilities
Authority, RB:
Charlestown Community, 6.25%, 1/01/41	690	766,942
Series B, 5.00%, 11/15/51 (e)	1,040	1,122,659
		3,079,501
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB,
Wellesley College Issue, Series J, 5.00%, 7/01/42	570	644,168
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	570	607,757
		1,251,925
Michigan — 4.3%
City of Detroit Michigan, Water Supply System, RB,
Senior Lien, Series A, 5.25%, 7/01/41	1,500	1,529,415
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	435	470,470
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	465	537,386
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	730	754,915
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,271,680
		4,563,866

Municipal Bonds	Par (000)	Value
Minnesota — 2.9%
City of Rochester Minnesota, RB, 4.00%, 11/15/41	$865	$857,578
Tobacco Securitization Authority Minnesota, Refunding RB,
Tobacco Settlement, Series B:
5.25%, 3/01/25	1,415	1,593,644
5.25%, 3/01/31	595	654,452
		3,105,674
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	330	339,402
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB:
5.25%, 9/01/37	260	270,296
5.00%, 9/01/42	455	456,429
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	782,208
		1,508,933
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	880	915,191
New Jersey — 6.1%
Middlesex County Improvement Authority, RB, Subordinate
Heldrich, Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	645	57,399
New Jersey EDA, Cigarette Tax, Refunding RB,
5.00%, 6/15/24	305	337,537
New Jersey EDA, RB, AMT Continental Airlines, Inc. Project,:
6.63%, 9/15/12	500	507,765
6.40%, 9/15/23	1,810	1,814,344
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,355	1,494,050
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
Series A, 5.50%, 6/15/41	575	655,466
Series B, 5.25%, 6/15/36	775	866,000
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	785	742,272
		6,474,833
New York — 5.6%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	315	72,447
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	385	421,271
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT,
7.75%, 8/01/31 (b)(c)(d)	3,000	3,059,970
British Airways Plc Project, 7.63%, 12/01/32	1,000	1,032,500
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	385	428,632
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	410	459,114
6.00%, 12/01/42	395	437,802
		5,911,736
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	440	473,365
Ohio — 1.8%
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	885	933,056
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	1,005,000
		1,938,056

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oregon — 1.5%
City of Tigard Washington County Oregon, RB, Water
System (e):
5.00%, 8/01/37	$80	$89,382
5.00%, 8/01/42	95	105,882
Oregon State Facilities Authority, New Student, HRB:
(AGC), 5.00%, 7/01/44	715	740,919
CHF-Ashland LLC - Southern Oregon University Project
(AGC), 4.70%, 7/01/33	595	615,599
		1,551,782
Pennsylvania — 1.2%
Allegheny County Hospital Development Authority,
Refunding RB, Health System West Penn, Series A,
5.38%, 11/15/40	735	612,586
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	600	654,624
		1,267,210
Puerto Rico — 4.4%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A, 5.00%, 7/01/41	1,000	989,330
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB, Senior Lien, Series A:
5.13%, 7/01/37	110	109,760
5.25%, 7/01/42	180	179,446
Puerto Rico Sales Tax Financing Corp., RB, Sub-Series A,
6.50%, 8/01/44	1,770	2,075,236
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB,
Series C, 5.61%, 8/01/39 (a)	5,910	1,308,415
		4,662,187
South Carolina — 4.9%
South Carolina Jobs, EDA, RB, Palmetto Health, Series C (f):
7.00%, 8/01/13	2,225	2,407,228
7.00%, 8/01/13	275	297,704
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,141,941
South Carolina State Public Service Authority, RB, Santee
Cooper Project:
Series C, 5.00%, 12/01/36	490	544,346
Series D, 5.00%, 12/01/43	660	721,769
		5,112,988
Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board,
RB, Series C, 5.00%, 11/15/47 (e)	65	70,166
Texas — 13.7%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	730	109,288
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	680	749,707
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	475	534,670
City of Houston Texas, Refunding RB:
Combined, First Lien, Series A (AGC),
6.00%, 11/15/35	2,730	3,269,339
Senior Lien, Series A, 5.50%, 7/01/39	485	535,265
Harris County-Houston Sports Authority, Refunding RB,
CAB, Senior Lien, Series A (NPFGC),
6.27%, 11/15/38 (a)	4,750	922,688
La Vernia Higher Education Finance Corp., RB, KIPP, Inc.,
6.38%, 8/15/44	500	560,985
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B,
5.70%, 9/01/37 (a)	640	153,946
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	1,025	1,127,971
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,459,255

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	$1,355	$1,576,217
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	500	573,445
Texas State Public Finance Authority, RB, Charter School
Finance Corp., Cosmos Foundation, Series A,
5.38%, 2/15/37	1,250	1,270,112
Texas State Public Finance Authority, Refunding ERB,
KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	500	504,650
University of Texas System, Refunding RB, Series B,
5.00%, 8/15/43	970	1,108,303
		14,455,841
Virginia — 6.1%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31 (f)	355	355,263
Fairfax County EDA, Refunding RB, Goodwin House, Inc.,
5.13%, 10/01/42	1,000	1,008,190
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	2,500	2,757,600
Virginia Small Business Financing Authority, RB, AMT,
Senior Lien, Elizabeth River Crossings Project:
5.25%, 1/01/32	250	256,722
6.00%, 1/01/37	1,500	1,629,540
5.50%, 1/01/42	365	375,512
		6,382,827
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	630	802,702
Wisconsin — 2.2%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,165	2,298,365
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	975	1,096,514
Wyoming Municipal Power Agency, RB, Series A:
5.00%, 1/01/42	95	100,679
5.38%, 1/01/42	500	539,005
		1,736,198
Total Municipal Bonds — 117.3%		123,494,967

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	760	794,166
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District,
RB, Series A, 5.00%, 1/01/38	770	834,995
California — 6.7%
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/39	855	970,057
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	830,990
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	635,144

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	$2,970	$3,280,306
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	1,290	1,318,792
		7,035,289
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic
Health (AGM):
C-3, 5.10%, 10/01/41	1,210	1,267,862
C-7, 5.00%, 9/01/36	780	818,711
		2,086,573
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,794,311
Series X-3, 4.85%, 7/01/37	1,540	1,707,290
		3,501,601
Massachusetts — 3.6%
Massachusetts School Building Authority, RB, Senior,
Series B, 5.00%, 10/15/41	1,430	1,602,658
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	1,980	2,170,813
		3,773,471
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
RB, Dartmouth College, 5.25%, 6/01/39	645	741,002
New York — 12.0%
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	500	564,235
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	510	582,646
New York City Transitional Finance Authority, RB, Future
Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	780	866,212
New York Liberty Development Corp., RB, 1 World Trade
Center Port Authority Construction, 5.25%, 12/15/43	3,375	3,792,319
New York Liberty Development Corp., Refunding RB, 4
World Trade Center Project, 5.75%, 11/15/51	2,030	2,304,273
New York State Dormitory Authority, ERB, Series
F, 5.00%, 3/15/35	4,184	4,535,760
		12,645,445
Tennessee — 1.3%
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, St. Jude’s Children’s Research
Hospital, 5.00%, 7/01/31	1,280	1,354,330
Texas — 3.3%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/38	2,140	2,326,244
Harris County Metropolitan Transit Authority, RB, Series A,
5.00%, 11/01/41	1,080	1,191,629
		3,517,873
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	1,155	1,237,613
Virginia — 1.9%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	1,785	1,968,483

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	$900	$1,011,410
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	2,400	2,728,560
		3,739,970
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 41.0%		43,230,811
Total Long-Term Investments
(Cost — $156,383,514) — 158.3%		166,725,778

Short-Term Securities	Shares
Money Market Funds — 1.1%
FFI Institutional Tax-Exempt Fund, 0.09% (h)(i)	1,161,303	1,161,303
	Par
	(000)
Pennsylvania — 2.6%
Beaver County IDA, Refunding RB, 0.17%, 5/01/12 (j)	$2,700	2,700,000
Total Short-Term Securities
(Cost — $3,861,303) — 3.7%		3,861,303
Total Investments (Cost — $160,244,817) — 162.0%		170,587,081
Other Assets Less Liabilities — 0.6%		657,168
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (21.9)%		(23,035,747)
VMTP Shares, at Liquidation Value — (40.7)%		(42,900,000)
Net Assets Applicable to Common Shares — 100.0%		$105,308,502

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Non-income producing security.
(e)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$2,124,366	$19,676
Wells Fargo Bank NA	$195,264	$2,311

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional
Tax-Exempt Fund	1,457,085	(295,782)	1,161,303	$ 811

(i)	Represents the current yield as of report date.
(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

•	Financial futures contracts sold as of April 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
92	10-Year US	Chicago Board	June
	Treasury Note	of Trade	2012	$12,169,875	$ (152,019)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$166,725,778	—	$166,725,778
Short-Term
Securities	$1,161,303	2,700,000	—	3,861,303
Total	$1,161,303	$169,425,778	—	$170,587,081

[1]	See above Schedule of Investments for values in each state or political subdivision.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(152,019)	—	—	$(152,019)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
ANNUAL REPORT	APRIL 30, 2012	37

Statements of Assets and Liabilities

April 30, 2012	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$404,358,081	$257,608,111	$500,818,618	$1,041,287,185	$49,774,693	$169,425,778
Investments at value — affiliated[2]	4,510,968	3,415,500	3,693,013	12,181,066	1,862,600	1,161,303
Cash	—	—	169,500	—	—	—
Cash pledged as collateral for financial futures contracts	386,000	70,000	—	741,000	30,000	122,000
Investments sold receivable	20,557,799	470,000	3,481,875	18,043,699	6,984	1,878,469
TOB trust receivable	—	—	—	—	730,000	—
Interest receivable	5,171,710	3,843,438	6,564,428	14,317,034	700,121	2,286,053
Deferred offering costs	118,768	—	—	294,453	—	103,530
Prepaid expenses	19,178	21,829	42,290	49,164	3,589	14,248
Total assets	435,122,504	265,428,878	514,769,724	1,086,913,601	53,107,987	174,991,381

Accrued Liabilities
Investments purchased payable	29,163,944	4,205,329	5,637,235	23,137,210	677,090	3,018,679
Income dividends payable — Common Shares	1,437,628	884,002	68,196	3,575,507	154,172	540,164
Investment advisory fees payable	114,965	106,063	207,251	515,375	24,764	83,236
Officer’s and Trustees’ fees payable	56,467	16,485	45,916	206,766	5,834	10,401
Administration fees payable	49,377	—	—	—	—	—
Variation margin payable	36,500	4,500	—	70,125	2,750	11,500
Interest expense and fees payable	6,702	83,928	3,152	70,272	1,976	10,639
Other accrued expenses payable	98,597	98,941	141,957	323,326	52,470	83,152
Total accrued liabilities	30,964,180	5,399,248	6,103,707	27,898,581	919,056	3,757,771

Other Liabilities
TOB trust certificates	14,883,496	96,814,568	3,750,000	139,718,451	5,284,261	23,025,108
VMTP Shares, at liquidation value of $100,000
per share[3,4,5]	125,900,000	—	—	270,800,000	—	42,900,000
Total other liabilities	140,783,496	96,814,568	3,750,000	410,518,451	5,284,261	65,925,108
Total Liabilities	171,747,676	102,213,816	9,853,707	438,417,032	6,203,317	69,682,879

AMPS at Redemption Value
$25,000 per share at liquidation preference,
plus unpaid dividends[3,4,5]	—	—	173,858,030	—	16,325,850	—
Net Assets Applicable to Common Shareholders	$263,374,828	$163,215,062	$331,057,987	$648,496,569	$30,578,820	$105,308,502

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$237,807,240	$191,347,696	$287,584,576	$606,293,739	$28,558,416	$103,492,172
Undistributed net investment income	3,945,593	2,423,757	20,835,010	10,805,006	679,703	1,703,769
Accumulated net realized loss	(8,615,937)	(41,775,325)	(1,904,339)	(24,362,203)	(2,157,541)	(10,077,684)
Net unrealized appreciation/depreciation	30,237,932	11,218,934	24,542,740	55,760,027	3,498,242	10,190,245
Net Assets Applicable to Common Shareholders	$263,374,828	$163,215,062	$331,057,987	$648,496,569	$30,578,820	$105,308,502
Net asset value per Common Share	$15.39	$12.19	$16.36	$14.53	$15.07	$14.43
[1] Investments at cost — unaffiliated	$373,554,985	$246,326,109	$476,275,878	$984,601,155	$46,244,003	$159,083,514
[2] Investments at cost — affiliated	$4,510,968	$3,415,500	$3,693,013	$12,181,066	$1,862,600	$1,161,303
[3] Preferred Shares outstanding	1,259	—	6,954	2,708	653	429
[4] Preferred Shares authorized	5,862	—	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,114,623	13,393,977	20,236,628	44,638,045	2,028,579	7,299,515
[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2012

Statements of Operations

Year Ended April 30, 2012	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$19,832,172	$12,244,820	$23,797,704	$51,052,968	$2,313,076	$7,990,140
Income — affiliated	4,823	1,347	4,096	19,737	243	1,096
Total income	19,836,995	12,246,167	23,801,800	51,072,705	2,313,319	7,991,236

Expenses
Investment advisory	1,331,197	1,527,016	2,460,826	5,820,395	300,526	945,190
Administration	570,513	—	—	—	—	—
Remarketing fees on Preferred Shares	133,378	—	262,027	240,531	19,083	38,758
Professional	99,731	87,039	117,404	315,779	58,580	73,548
Accounting services	75,313	32,922	70,161	93,691	19,822	44,748
Officer and Trustees	34,812	18,443	44,626	81,586	3,503	13,762
Transfer agent	30,534	12,208	33,872	46,797	17,614	20,516
Printing	26,242	19,546	26,723	46,888	5,941	16,699
Custodian	25,544	10,447	28,283	45,121	6,463	12,249
Registration	15,841	9,389	15,453	26,396	874	9,316
Miscellaneous	61,076	22,097	33,609	97,110	27,940	29,006
Total expenses excluding interest expense, fees and
amortization of offering costs	2,404,181	1,739,107	3,092,984	6,814,294	460,346	1,203,792
Interest expense, fees and amortization of offering costs[1]	636,645	843,697	19,962	1,880,335	35,588	309,752
Total expenses	3,040,826	2,582,804	3,112,946	8,694,629	495,934	1,513,544
Less fees waived by advisor	(2,774)	(419,342)	(2,494)	(7,352)	(2,899)	(1,812)
Total expenses after fees waived	3,038,052	2,163,462	3,110,452	8,687,277	493,035	1,511,732
Net investment income	16,798,943	10,082,705	20,691,348	42,385,428	1,820,284	6,479,504

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,742,521	(4,081,763)	924,765	139,333	(134,972)	1,571,059
Financial futures contracts	(1,305,543)	(1,118,397)	—	(3,686,401)	(177,061)	(643,016)
	2,436,978	(5,200,160)	924,765	(3,547,068)	(312,033)	928,043
Net change in unrealized appreciation/depreciation on:
Investments	43,379,925	27,620,686	28,874,406	110,061,023	4,357,754	14,885,439
Financial futures contracts	(173,684)	212,757	—	137,892	(6,179)	21,356
	43,206,241	27,833,443	28,874,406	110,198,915	4,351,575	14,906,795
Total realized and unrealized gain	45,643,219	22,633,283	29,799,171	106,651,847	4,039,542	15,834,838

Dividends to AMPS Shareholders From
Net investment income	(210,347)	—	(397,635)	(430,187)	(37,257)	(67,856)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$62,231,815	$32,715,988	$50,092,884	$148,607,088	$5,822,569	$22,246,486

1 Related to TOBs and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	39

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$16,798,943	$17,780,136	$10,082,705	$10,169,933
Net realized gain (loss)	2,436,978	1,668,823	(5,200,160)	(1,931,085)
Net change in unrealized appreciation/depreciation	43,206,241	(17,576,488)	27,833,443	(8,625,258)
Dividends to AMPS Shareholders from net investment income	(210,347)	(521,567)	—	—
Net increase (decrease) in net assets applicable to Common
Shareholders resulting from operations	62,231,815	1,350,904	32,715,988	(386,410)

Dividends to Common Shareholders From
Net investment income	(17,225,903)	(17,199,346)	(10,262,000)	(9,767,868)

Capital Share Transactions
Reinvestment of common dividends	827,499	918,594	250,652	307,466

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	45,833,411	(14,929,848)	22,704,640	(9,846,812)
Beginning of year	217,541,417	232,471,265	140,510,422	150,357,234
End of year	$263,374,828	$217,541,417	$163,215,062	$140,510,422
Undistributed net investment income	$3,945,593	$4,562,727	$2,423,757	$2,620,458

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$20,691,348	$21,543,095	$42,385,428	$44,687,784
Net realized gain (loss)	924,765	(1,134,472)	(3,547,068)	(833,257)
Net change in unrealized appreciation/depreciation	28,874,406	(2,036,387)	110,198,915	(48,359,953)
Dividends to AMPS Shareholders from net investment income	(397,635)	(722,225)	(430,187)	(1,124,179)
Net increase (decrease) in net assets applicable to
Common Shareholders resulting from operations	50,092,884	17,650,011	148,607,088	(5,629,605)

Dividends to Common Shareholders From
Net investment income	(15,116,761)	(15,116,761)	(42,872,546)	(42,289,617)

Capital Share Transactions
Reinvestment of common dividends	—	—	1,664,941	1,766,716

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common
Shareholders	34,976,123	2,533,250	107,399,483	(46,152,506)
Beginning of year	296,081,864	293,548,614	541,097,086	587,249,592
End of year	$331,057,987	$296,081,864	$648,496,569	$541,097,086
Undistributed net investment income	$20,835,010	$16,058,078	$10,805,006	$11,725,402

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$1,820,284	$1,993,260	$6,479,504	$6,832,692
Net realized gain (loss)	(312,033)	(40,832)	928,043	(564,026)
Net change in unrealized appreciation/depreciation	4,351,575	(1,590,758)	14,906,795	(4,996,208)
Dividends to AMPS Shareholders from net investment income	(37,257)	(68,058)	(67,856)	(179,417)
Net increase in net assets applicable to Common Shareholders resulting from operations	5,822,569	293,612	22,246,486	1,093,041

Dividends to Common Shareholders From
Net investment income	(1,848,975)	(1,798,072)	(6,479,345)	(6,423,978)

Capital Share Transactions
Reinvestment of common dividends	31,115	40,206	60,332	75,734

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,004,709	(1,464,254)	15,827,473	(5,255,203)
Beginning of year	26,574,111	28,038,365	89,481,029	94,736,232
End of year	$30,578,820	$26,574,111	$105,308,502	$89,481,029
Undistributed net investment income	$679,703	$748,019	$1,703,769	$1,781,260

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	41

Statement of Cash Flows

Year Ended April 30, 2012	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations,
excluding dividends to AMPS Shareholders	$62,442,162	$32,715,988	$149,037,275	$22,314,342
Adjustments to reconcile net increase in net assets
resulting from operations to net cash provided by (used for) operating activities:
Decrease in interest receivable	415,625	182,500	334,611	106,797
Decrease in cash pledged as collateral for financial futures contracts	14,000	135,000	39,000	8,000
Decrease in other assets	50,835	11,708	190,822	8,233
Decrease in income receivable — affiliated	150	34	551	23
Decrease in prepaid expenses	16,805	7,409	37,176	4,558
Increase in investment advisory fees payable	10,310	24,257	68,819	9,717
Increase (decrease) in interest expense and fees payable	(4,033)	(196,156)	12,051	767
Increase (decrease) in other accrued expenses payable	(49,294)	10,964	64,253	(16,982)
Increase (decrease) in variation margin payable	6,250	(15,187)	(5,812)	(875)
Increase in Officers and Trustees’ fees payable	3,473	2,338	14,173	35
Increase in administration fees payable	4,489	—	—	—
Net realized and unrealized gain on investments	(47,122,446)	(23,725,768)	(110,200,356)	(16,456,498)
Amortization of premium and accretion of discount on investments	(1,935,364)	474,239	(2,971,924)	(432,543)
Amortization of deferred offering costs	14,593	—	33,796	9,738
Proceeds from sales of long-term investments	163,507,667	51,325,454	142,059,137	44,026,927
Purchases of long-term investments	(158,892,852)	(59,240,324)	(226,014,615)	(51,010,222)
Net proceeds from sales (purchases) of short-term securities	(3,426,443)	(1,102,982)	24,810,798	(1,374,218)
Cash provided by (used for) operating activities	15,055,927	609,474	(22,490,245)	(2,802,201)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	3,874,852	53,092,958	73,603,101	10,428,390
Cash payments for TOB trust certificates	(2,128,757)	(43,739,955)	(9,066,797)	(949,446)
Cash receipts from issuance of VMTP Shares	125,900,000	—	270,800,000	42,900,000
Cash payments on redemption of AMPS	(125,950,000)	—	(270,875,000)	(42,975,000)
Cash payments for offering costs	(133,361)	—	(328,249)	(113,268)
Cash dividends paid to Common Shareholders	(16,393,473)	(9,963,138)	(41,197,635)	(6,418,688)
Cash dividends paid to AMPS Shareholders	(225,226)	—	(445,037)	(69,792)
Decrease in bank overdraft	—	—	(138)	—
Cash provided by (used for) financing activities	(15,055,965)	(610,135)	22,490,245	2,802,196

Cash
Net decrease in cash	(38)	(661)	—	(5)
Cash at beginning of year	38	661	—	5
Cash at end of year	—	—	—	—

Cash Flow Information
Cash paid during the year for interest	$626,085	$1,039,853	$1,834,488	$299,247

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$827,499	$250,652	$1,664,941	$60,332

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)

	Year Ended April 30,				Period November 1, 2008 to April 30,		Year Ended October 31,
	2012		2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.75		$13.68	$11.63	$10.64		$14.73	$15.79
Net investment income	0.98	[1]	1.04 [1]	1.07 [1]	0.50	[1]	1.08 [1]	1.08
Net realized and unrealized gain (loss)	2.68		(0.93)	1.96	0.94		(3.97)	(0.79)
Dividends to AMPS Shareholders from net investment income	(0.01)		(0.03)	(0.03)	(0.05)		(0.31)	(0.32)
Net increase (decrease) from investment operations	3.65		0.08	3.00	1.39		(3.20)	(0.03)
Dividends to Common Shareholders from net investment income	(1.01)		(1.01)	(0.95)	(0.40)		(0.89)	(1.03)
Net asset value, end of period	$15.39		$12.75	$13.68	$11.63		$10.64	$14.73
Market price, end of period	$15.75		$13.08	$14.19	$11.35		$10.25	$16.35

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	29.46%		0.49%	26.55%	13.63%	[3]	(22.93)%	(0.95)%
Based on market price	29.15%		(0.61)%	34.50%	15.12%	[3]	(33.11)%	(8.49)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.26%		1.08%	1.10%	1.29%	[5]	1.19%	1.08%
Total expenses after fees waived and before fees paid indirectly[4]	1.26%		1.08%	1.10%	1.28%	[5]	1.19%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.26%		1.08%	1.10%	1.28%	[5]	1.17%	1.07%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	0.99%	[7]	1.04%	1.06%	1.20%	[5]	1.07%	1.07%
Net investment income[4]	6.94%		7.83%	8.29%	9.53%	[5]	7.84%	7.06%
Dividends to AMPS Shareholders	0.09%		0.23%	0.26%	0.87%	[5]	2.28%	2.07%
Net investment income to Common Shareholders	6.85%		7.60%	8.03%	8.66%	[5]	5.56%	4.99%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$263,375		$217,541	$232,471	$196,811		$180,188	$247,272
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		$125,950	$125,950	$126,950		$126,950	$146,550
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		—	—	—		—	—
Portfolio turnover	47%		38%	43%	26%		26%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		$68,183	$71,147	$63,762		$60,495	$67,185
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$309,194		—	—	—		—	—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	43

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Year Ended April 30,					Period November 1, 2008 to April 30,		Year Ended October 31,
	2012		2011	2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.51		$11.27	$9.52		$8.57		$13.72	$14.89
Net investment income	0.75	[1]	0.76 [1]	0.75	[1]	0.34	[1]	0.81 [1]	0.70
Net realized and unrealized gain (loss)	1.70		(0.79)	1.69		0.94		(5.30)	(1.15)
Net increase (decrease) from investment operations	2.45		(0.03)	2.44		1.28		(4.49)	(0.45)
Dividends from net investment income	(0.77)		(0.73)	(0.69)		(0.33)		(0.66)	(0.72)
Net asset value, end of period	$12.19		$10.51	$11.27		$9.52		$8.57	$13.72
Market price, end of period	$12.27		$10.20	$10.77		$8.79		$8.40	$12.14

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	24.09%		(0.18)%	26.81%		15.78%	[3]	(33.64)%	(2.93)%
Based on market price	28.70%		1.37%	31.25%		9.06%	[3]	(26.49)%	(13.00)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.69%		1.81%	1.80%		2.95%	[4]	4.00%	4.69%
Total expenses after fees waived and before fees paid indirectly	1.42%		1.43%	1.40%		2.55%	[4]	3.60%	4.29%
Total expenses after fees waived and paid indirectly	1.42%		1.43%	1.40%		2.55%	[4]	3.60%	4.29%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5]	0.86%		0.78%	0.75%		0.82%	[4]	0.83%	0.89%
Net investment income	6.60%		6.97%	7.07%		7.88%	[4]	6.56%	4.87%

Supplemental Data
Net assets, end of period (000)	$163,215		$140,510	$150,357		$127,079		$114,382	$183,161
Portfolio turnover	26%		12%	30%		15%		16%	39%

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Year Ended April 30,				Period January 1, 2009 to April 30,		Year Ended October 31,
	2012		2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.63		$14.51	$12.04	$10.55		$14.79	$15.77
Net investment income	1.02	[1]	1.06 [1]	1.10 [1]	0.35	[1]	1.09 [1]	1.12
Net realized and unrealized gain (loss)	1.48		(0.15)	2.16	1.41		(4.28)	(0.97)
Dividends to AMPS Shareholders from net investment income	(0.02)		(0.04)	(0.04)	(0.02)		(0.30)	(0.33)
Net increase (decrease) from investment operations	2.48		0.87	3.22	1.74		(3.49)	(0.18)
Dividends to Common Shareholders from net investment income	(0.75)		(0.75)	(0.75)	(0.25)		(0.75)	(0.80)
Net asset value, end of period	$16.36		$14.63	$14.51	$12.04		$10.55	$14.79
Market price, end of period	$16.06		$15.06	$14.89	$12.70		$10.57	$13.60

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	17.27%		5.96%	26.97%	16.39%	[3]	(24.57)%	(1.16)%
Based on market price	11.83%		6.29%	23.52%	22.54%	[3]	(17.81)%	(9.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.99%		1.03%	1.06%	1.23%	[5]	1.12%	1.06%
Total expenses after fees waived and paid indirectly[4]	0.99%		1.03%	1.06%	1.23%	[5]	1.12%	1.05%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	0.98%	[7]	1.02%	1.05%	1.21%	[5]	1.10%	1.05%
Net investment income[4]	6.57%		7.26%	8.08%	9.28%	[5]	8.01%	7.27%
Dividends to AMPS Shareholders	0.13%		0.24%	0.28%	0.59%	[5]	2.18%	2.14%
Net investment income to Common Shareholders	6.44%		7.02%	7.80%	8.69%	[5]	5.83%	5.13%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$331,058		$296,082	$293,549	$243,571		$213,472	$299,372
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$173,850		$173,850	$173,850	$173,850		$173,850	$177,600
Portfolio turnover	18%		9%	6%	1%		5%	4%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$72,607		$67,579	$67,215	$60,027		$55,703	$67,154

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense and fee relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, and remarketing fees was 0.90%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	45

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Year Ended April 30,			Period November 1, 2008 to April 30,		Year Ended October 31,
	2012	2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.16	$13.23	$10.74	$10.08		$14.55	$15.37
Net investment income	0.95 [1]	1.01 [1]	1.03 [1]	0.52	[1]	1.12 [1]	1.11
Net realized and unrealized gain (loss)	2.39	(1.11)	2.42	0.58		(4.38)	(0.63)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.03)		(0.30)	(0.31)
Net realized gain	—	—	—	—		—	(0.00)[2]
Net increase (decrease) from investment operations	3.33	(0.12)	3.42	1.07		(3.56)	0.17
Dividends and distributions to Common Shareholders from:
Net investment income	(0.96)	(0.95)	(0.93)	(0.41)		(0.91)	(0.99)
Net realized gain	—	—	—	—		—	(0.00)[2]
Total dividends and distributions to Common Shareholders	(0.96)	(0.95)	(0.93)	(0.41)		(0.91)	(0.99)
Net asset value, end of period	$14.53	$12.16	$13.23	$10.74		$10.08	$14.55
Market price, end of period	$14.83	$12.35	$13.44	$11.10		$8.75	$15.92

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	28.24%	(1.04)%	32.75%	11.15%	[4]	(25.69)%	0.70%
Based on market price	28.87%	(1.07)%	30.49%	32.34%	[4]	(41.05)%	(2.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.45%	1.26%	1.26%	1.44%	[6]	1.38%	1.18%
Total expenses after fees waived and paid indirectly[5]	1.45%	1.24%	1.15%	1.26%	[6]	1.15%	0.88%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.14% [8]	1.14%	1.07%	1.15%	[6]	0.98%	0.88%
Net investment income[5]	7.06%	7.84%	8.37%	10.48%	[6]	8.34%	7.43%
Dividends to AMPS Shareholders	0.07%	0.20%	0.23%	0.70%	[6]	2.19%	2.04%
Net investment income to Common Shareholders	6.99%	7.64%	8.14%	9.78%	[6]	6.15%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$648,497	$541,097	$587,250	$474,814		$445,289	$640,981
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$270,875	$270,875	$293,125		$293,125	$375,125
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800	—	—	—		—	—
Portfolio turnover	17%	18%	32%	11%		13%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$74,941	$79,201	$65,498		$62,989	$67,727
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$339,474	—	—	—		—	—

[1]	Based on average Common Shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.10%.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

	Year Ended April 30,				Period January 1, 2009 to April 30,		Year Ended October 31,
	2012		2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.11		$13.86	$11.87	$10.77		$14.12	$15.01
Net investment income	0.90	[1]	0.98 [1]	0.92 [1]	0.27	[1]	0.89 [1]	0.99
Net realized and unrealized gain (loss)	1.99		(0.81)	1.83	1.03		(3.36)	(0.74)
Dividends to AMPS Shareholders from net investment income	(0.02)		(0.03)	(0.04)	(0.02)		(0.26)	(0.31)
Net increase (decrease) from investment operations	2.87		0.14	2.71	1.28		(2.73)	(0.06)
Dividends to Common Shareholders from net investment income	(0.91)		(0.89)	(0.72)	(0.18)		(0.62)	(0.83)
Net asset value, end of period	$15.07		$13.11	$13.86	$11.87		$10.77	$14.12
Market price, end of period	$15.27		$12.99	$13.88	$9.85		$8.42	$13.55

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	22.57%		1.07%	23.80%	12.28%	[3]	(19.63)%	(0.82)%
Based on market price	25.34%		0.00%	49.41%	19.18%	[3]	(34.53)%	(18.04)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.72%		1.56%	1.60%	1.63%	[5]	1.61%	1.55%
Total expenses after fees waived and before fees paid indirectly[4]	1.71%		1.55%	1.59%	1.61%	[5]	1.45%	1.37%
Total expenses after fees waived and paid indirectly[4]	1.71%		1.55%	1.59%	1.61%	[5]	1.45%	1.35%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.58%	[7]	1.43%	1.57%	1.61%	[5]	1.42%	1.35%
Net investment income[4]	6.30%		7.28%	6.94%	7.38%	[5]	6.82%	6.82%
Dividends to AMPS Shareholders	0.13%		0.25%	0.28%	0.56%	[5]	2.17%	2.10%
Net investment income to Common Shareholders	6.17%		7.03%	6.66%	6.82%	[5]	4.65%	4.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$30,579		$26,574	$28,038	$24,023		$21,799	$28,560
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$16,325		$16,325	$16,325	$16,825		$16,825	$17,500
Portfolio turnover	34%		17%	19%	8%		45%	41%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$71,828		$65,697	$67,939	$60,696		$57,399	$65,817

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Interest expense and fee relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 1.52%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	47

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Year Ended April 30,				Period January 1, 2009 to April 30,		Year Ended October 31,
	2012		2011	2010	2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.27		$13.00	$10.95	$9.90		$14.27	$15.64
Net investment income	0.89	[1]	0.94 [1]	0.96 [1]	0.32	[1]	1.02 [1]	1.07
Net realized and unrealized gain (loss)	2.17		(0.77)	1.96	1.00		(4.32)	(1.10)
Dividends to AMPS Shareholders from net investment income	(0.01)		(0.02)	(0.03)	(0.02)		(0.26)	(0.32)
Net increase (decrease) from investment operations	3.05		0.15	2.89	1.30		(3.56)	(0.35)
Dividends to Common Shareholders from net investment income	(0.89)		(0.88)	(0.84)	(0.25)		(0.81)	(1.02)
Net asset value, end of period	$14.43		$12.27	$13.00	$10.95		$9.90	$14.27
Market price, end of period	$14.38		$11.88	$12.95	$10.15		$8.19	$13.96

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	25.65%		1.19%	27.36%	13.44%	[3]	(25.70)%	(2.82)%
Based on market price	29.32%		(1.65)%	36.87%	27.11%	[3]	(37.17)%	(20.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.55%		1.39%	1.36%	1.49%	[5]	1.54%	1.30%
Total expenses after fees waived and before fees paid indirectly[4]	1.55%		1.39%	1.36%	1.48%	[5]	1.45%	1.14%
Total expenses after fees waived and paid indirectly[4]	1.55%		1.39%	1.36%	1.48%	[5]	1.45%	1.13%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.23%	[7]	1.28%	1.26%	1.40%	[5]	1.23%	1.13%
Net investment income[4]	6.64%		7.38%	7.91%	9.48%	[5]	8.04%	7.12%
Dividends to AMPS Shareholders	0.07%		0.19%	0.22%	0.49%	[5]	2.02%	2.12%
Net investment income to Common Shareholders	6.57%		7.19%	7.69%	8.99%	[5]	6.02%	5.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$105,309		$89,481	$94,736	$79,820		$72,188	$103,882
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		$42,975	$42,975	$47,750		$47,750	$62,000
VMTP Shares outstanding at $100,00 liquidation preference, end of period (000)	$42,900		—	—	—		—	—
Portfolio turnover	30%		20%	32%	6%		17%	21%
Asset coverage per AMPS Share at $25,000 liquidation preference, end of period	—		$77,055	$80,113	$66,791		$62,803	$66,904
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$345,474		—	—	—		—	—

[1]	Based on average Common Shares outstanding.
[2]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[7]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.19%.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the 1940 Act, as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts’ fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended April 30, 2012, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the

ANNUAL REPORT	APRIL 30, 2012	49

Notes to Financial Statements (continued)

holders of the short-term floating rate certificates as reported in the Trusts’ Statements of Assets and Liabilities as TOB trust certificates approximates fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$30,324,633	$14,883,496	0.25% – 0.32%
BTA	$153,772,787	$96,814,568	0.22% – 0.40%
BKK	$5,885,350	$3,750,000	0.27%
BFK	$260,064,048	$139,718,451	0.22% – 0.40%
BPS	$10,777,308	$5,284,261	0.25% – 0.34%
BSD	$43,230,811	$23,025,108	0.22% – 0.40%

For the year ended April 30, 2012, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$12,899,221	0.65%
BTA	$90,708,339	0.92%
BKK	$3,750,000	0.53%
BFK	$100,285,741	0.69%
BPS	$4,956,936	0.72%
BSD	$17,129,473	0.68%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the three years ended April 30, 2012, the period ended April 30, 2009 and the preceding taxable year of the respective Trust. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require

50	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: Certain Trusts incurred costs in connection with their issuance of VMTP Shares, which were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
		Liability Derivatives
		BKN	BTA	BFK	BPS	BSD
		Statements of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/deprecation[1]	$(565,164)	$ (63,068)	$ (926,003)	$(32,448)	$(152,019)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended April 30, 2012
	Net Realized Loss From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts: Financial futures contracts	$(1,305,543)	$(1,118,397)	$(3,686,401)	$(177,061)	$(643,016)

		Net Change in Unrealized
		Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts: Financial futures contracts	$ (173,684)	$ 212,757	$ 137,892	$ (6,179)	$21,356

ANNUAL REPORT	APRIL 30, 2012	51

Notes to Financial Statements (continued)

For the year ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BTA	BFK	BPS	BSD
Financial futures
contracts:
Average number
of contracts sold	111	45	278	8	46
Average notional
value of
contracts sold	$14,632,594	$5,769,078	$36,176,039	$1,041,766	$5,926,734

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rate of each Trust’s average daily net assets as follows:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average daily value of each Trust’s total assets minus the sum of its accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2012	0.30%
	January 31, 2013	0.20%
	January 31, 2014	0.10%

For the year ended April 30, 2012, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$418,314

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended April 30, 2012, the amounts waived were as follows:

BKN	$2,774
BTA	$1,028
BKK	$2,494
BFK	$7,352
BPS	$2,899
BSD	$1,812

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended April 30, 2012, were as follows:

	Purchases	Sales
BKN	$178,220,717	$174,850,628
BTA	$63,445,653	$47,197,110
BKK	$94,017,973	$87,742,966
BFK	$237,142,016	$159,384,067
BPS	$15,916,394	$15,861,248
BSD	$52,072,098	$45,796,987

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012 attributable to amortization methods on fixed income securities, income recognized from pass-through entities, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts, the reclassification of distributions, non-deductible expenses, the expiration of capital loss carryforwards,the retention of tax-exempt income and securities in default were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BPS	BSD
Paid-in capital	—	—	$400,000	$(15,775,833)	—	—
Undistributed net investment income	$20,173	$(17,406)	$(400,020)	$(3,091)	$(2,368)	$(9,794)
Accumulated net realized loss	$(20,173)	$17,406	$20	$15,778,924	$2,368	$9,794

52	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 was as follows:

		BKN	BTA	BKK	BFK	BPS	BSD
Tax-exempt income	4/30/2012	$17,988,636	$10,260,553	$15,514,396	$44,467,311	$1,886,232	$6,740,189
	4/30/2011	17,680,514	9,738,600	15,838,986	43,381,671	1,866,130	6,577,857
Ordinary income	4/30/2012	—	1,447	—	25,961	—	—
	4/30/2011	40,399	29,268	—	32,125	—	25,538
Total	4/30/2012	$17,988,636	$10,262,000	$15,514,396	$44,493,272	$1,886,232	$6,740,189
	4/30/2011	$17,720,913	$9,767,868	$15,838,986	$43,413,796	$1,866,130	$6,603,395

As of April 30, 2012, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax-exempt income	$3,933,442	$2,870,470	$20,531,243	$10,174,797	$606,673	$1,729,090
Undistributed ordinary income	9,204	1,592	1,223	43,919	—	6,606
Capital loss carryforwards	(9,447,880)	(41,215,849)	(1,864,108)	(24,416,121)	(2,030,484)	(10,223,695)
Net unrealized gains[1]	31,072,822	10,215,156	24,805,053	56,400,235	3,444,215	10,304,329
Qualified late-year losses[2]	—	(4,003)	—	—	—	—
Total	$25,567,588	$(28,132,634)	$43,473,411	$42,202,830	$2,020,404	$1,816,330

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.
[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2013	—	—	—	—	$59,917	$583,227
2014	—	$701,315	—	$4,991,959	—	—
2015	—	—	—	606,017	—	—
2016	$3,766,405	22,052,642	$302,549	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,065,704	929,529	4,028,776
2018	1,174,679	4,821,726	471,188	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
No expiration date[3]	—	5,805,994	—	4,089,271	326,532	—
Total	$9,447,880	$41,215,849	$1,864,108	$24,416,121	$2,030,484	$10,223,695

[3]	Must be utilized prior to losses subject to expiration.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Tax cost	$362,796,135	$178,684,926	$475,684,720	$857,145,427	$42,903,055	$137,247,241
Gross unrealized appreciation	$35,648,450	$15,576,601	$33,244,766	$75,652,115	$3,516,659	$12,559,690
Gross unrealized depreciation	(4,459,032)	(5,347,484)	(8,167,855)	(19,047,742)	(66,682)	(2,244,958)
Net unrealized appreciation (depreciation)	$31,189,418	$10,229,117	$25,076,911	$56,604,373	$3,449,977	$10,314,732

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the

ANNUAL REPORT	APRIL 30, 2012	53

Notes to Financial Statements (continued)

Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of April 30, 2012, BKN, BPS and BSD invested a significant portion of their assets in securities in the health sector. BFK and BSD invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting the health or transportation sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2012	Year Ended April 30, 2011
BKN	58,712	68,294
BTA	21,299	27,526
BFK	124,471	136,583
BPS	2,190	2,930
BSD	4,390	5,864

Shares issued and outstanding remained constant for BKK for the years ended April 30, 2012 and April 30, 2011.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933.

The VMTP Shares issued for the year ended April 30, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/11	1,259	$125,900,000	1/02/15
BFK	12/16/11	2,708	$270,800,000	1/02/15
BSD	12/16/11	429	$42,900,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that the Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each VMTP Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

54	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. As of April 30, 2012, the long-term ratings on the VMTP Shares remain unchanged. In May, Moody’s announced changes to its methodology for rating securities issued by registered closed-end funds, and it is currently reviewing all closed-end funds that it rates under the revised methodology for a possible downgrade. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates of the VMTP Shares for the year ended April 30, 2012 were as follows:

Rate
BKN	1.14%
BFK	1.14%
BSD	1.14%

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of BKK and BPS (the “AMPS Trusts”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each AMPS Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Trusts had the following series of AMPS outstanding, effective yields and reset frequency as of April 30, 2012:

	Series	AMPS	Effective Yield	Reset Frequency Days
BKK	M-7	2,318	0.38%	7
	W-7	2,318	0.38%	7
	F-7	2,318	0.38%	7
BPS	W-7	653	0.38%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on this Series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the period were as follows:

	Series	Low	High	Average
BKN	T-7	0.11%	0.40%	0.23%
	T-28	0.15%	0.38%	0.26%
BKK	M-7	0.11%	0.41%	0.23%
	W-7	0.11%	0.41%	0.23%
	F-7	0.11%	0.41%	0.23%
BFK	M-7	0.11%	0.41%	0.24%
	T-7	0.11%	0.40%	0.23%
	W-7	0.11%	0.41%	0.23%
	R-7	0.11%	0.41%	0.23%
	F-7	0.11%	0.41%	0.23%
BPS	W-7	0.11%	0.41%	0.23%
BSD	W-7	0.11%	1.22%	0.26%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.22% for the year ended April 30, 2012. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The AMPS Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2012, BKN, BFK and BSD announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

ANNUAL REPORT	APRIL 30, 2012	55

Notes to Financial Statements (concluded)

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKN	T-7	1/11/12	2,804	$70,100,000
	T-28	1/18/12	2,234	$55,850,000
BFK	M-7	1/10/12	2,167	$54,175,000
	T-7	1/11/12	2,167	$54,175,000
	W-7	1/12/12	2,167	$54,175,000
	R-7	1/13/12	2,167	$54,175,000
	F-7	1/09/12	2,167	$54,175,000
BSD	W-7	1/12/12	1,719	$42,975,000

The Trusts financed the AMPS redemptions with proceeds received from the issuance of VMTP Shares of as follows:

BKN	$125,900,000
BFK	$270,800,000
BSD	$ 42,900,000

AMPS issued and outstanding remained constant for BKK and BPS for the year ended April 30, 2012 and for all Trusts for the year ended April 30, 2011.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 1, 2012 to Common Shareholders of record on May 15, 2012 as follows:

Common Dividend Per Share
BKN	$0.08400
BTA	$0.06600
BKK	$0.06225
BFK	$0.08010
BPS	$0.07600
BSD	$0.07400

The dividends declared on AMPS or VMTP Shares for the period May 1, 2012 to May 31, 2012 were as follows:

	Series	AMPS/VMTP Dividends Declared
BKN VMTP Shares	W-7	$129,925
BKK	M-7	$ 20,004
	W-7	$ 19,147
	F-7	$ 16,133
BFK VMTP Shares	W-7	$279,457
BPS	W-7	$ 5,394
BSD VMTP Shares	W-7	$ 44,271

Additionally, the Trusts declared a net investment income dividend in the following amounts per share on June 1, 2012 payable to Common Shareholders of record on June 15, 2012 as follows:

Common Dividend Per Share
BKN	$0.08400
BTA	$0.06600
BKK	$0.06225
BFK	$0.08010
BPS	$0.07100
BSD	$0.07400

On June 14, 2012, BPS issued 163 Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), $100,000 liquidation preference per share with a maturity date of July 1, 2042 and total proceeds received of $16,300,000 in a private offering of VRDP Shares to finance the redemption of the Fund’s AMPS. Upon issuance, BPS announced a special rate period for a three-year term ending June 24, 2015. During the three-year term of the special rate period, BPS will not pay any liquidity and remarketing fees on the VRDP Shares and instead will pay dividends based on the sum of the SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

On June 15, 2012, BPS announced the redemption of all outstanding Series W-7 AMPS, $16,325,000 aggregate principal plus any accrued and unpaid dividends through the expected redemption date of July 5, 2012.

56	ANNUAL REPORT	APRIL 30, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
    BlackRock Investment Quality Municipal Trust Inc.,
    BlackRock Long-Term Municipal Advantage Trust,
    BlackRock Municipal 2020 Term Trust,
    BlackRock Municipal Income Trust,
    BlackRock Pennsylvania Strategic Municipal Trust,
    and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), as of April 30, 2012, the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust and BlackRock Strategic Municipal Trust as of April 30, 2012, and the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 27, 2012

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BTA and BFK during the taxable year ended April 30, 2012.

	Payable Date	Ordinary Income[1]
BTA
Common Shareholders	12/30/11	$0.000049
BFK
Common Shareholders	12/30/11	$0.000450
Preferred Shareholders:
Series M7	12/06/11	$ 0.04
Series T7	12/07/11	$ 0.04
Series W7	12/08/11	$ 0.04
Series R7.	12/09/11	$ 0.04
Series F7	12/05/11	$ 0.04
[1]	Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by BKN, BTA, BKK, BFK, BPS and BSD during the taxable year ended April 30, 2012 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	APRIL 30, 2012	57

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK, BPS and BSD declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236 or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

58	ANNUAL REPORT	APRIL 30, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	96 RICS consisting of 96 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	96 RICs consisting of 96 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing) Bellsouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

ANNUAL REPORT	APRIL 30, 2012	59

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	96 RICs consisting of 96 Portfolios	ADP (data and information services) KKR Financial Corporation (finance) Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	96 RICs consisting of 96 Portfolios	None
[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2]	Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of US Mutual Funds since 2011; Chair of the US Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	158 RICs consisting of 281 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	158 RICs consisting of 281 Portfolios	None

[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.
John F. Powers, who was a Trustee of the Trusts, resigned as of February 21, 2012.

60	ANNUAL REPORT	APRIL 30, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised fundsfrom 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007, Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1]	Officers of the Trusts serve at the pleasure of the Boards.
[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian and Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10286

VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	APRIL 30, 2012	61

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK, on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSD and BFK as a result of the prior redemptions and injunctive relief preventing BSD and BFK from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of New York, New York County, entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012 also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a consolidated shareholder derivative complaint. The Defendants believe that the claims asserted in the consolidated shareholder derivative complaint are without merit and intend to vigorously defend themselves in the litigation.

On February 9, 2012, the Board of BTA approved the removal of BTA’s non-fundamental investment policies limiting BTA’s investment in residual interest municipal tender option bonds to 25% of its net assets and requiring that swaps may only be entered into with counterparties that are rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. As a result of these investment policy changes, BTA may invest more than 25% of its net assets in residual interest municipal tender option bonds, which are derivative municipal securities that have embedded in them the risk of economic leverage. See The Benefits and Risks of Leveraging on page 11 and Note 1 of the Notes to Financial Statements. In addition, BTA may enter into swaps with any counterparties approved by the Manager. Such counterparties may entail a greater degree of credit risk or risk of nonperformance than counterparties rated either A or A-1 or better by S&P or Fitch, or A or P-1 or better by Moody’s. The Manager will seek to minimize BTA’s exposure to counterparty risk by entering into swaps with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. To the extent BTA engages in swaps, shareholders of BTA will be dependent on the analytical ability of the Manager to evaluate the credit quality of counterparties to such transactions. In the event of the insolvency of a counterparty, BTA may not be able to recover its assets, in full or at all, during the insolvency process. In addition, counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. The foregoing investment policy amendments will not alter BTA’s investment objective.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, except with noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

62	ANNUAL REPORT	APRIL 30, 2012

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2012	63

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK6-4/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$31,300	$30,700	$0	$0	$10,800	$10,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$10,800	$10,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants
(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable
Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

4

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2012.

(a)(1) The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

5

(a)(2) As of April 30, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$23.07 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$23.07 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving

6

preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index,

Standard & Poor's Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.
7

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Messrs. Jaeckel and O’Connor are each eligible to participate in these plans.

8

(a)(4) Beneficial Ownership of Securities – As of April 30, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Long-Term Municipal Advantage Trust

Date: July 2, 2012

10